Securities Act Registration No. 033-96634
Investment Company Act Reg. No. 811-09094

SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No. __	☐

Post-Effective Amendment No. 30	☒
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 31 ☒
(Check appropriate box or boxes.)

LEUTHOLD FUNDS, INC.
(Exact Name of Registrant as Specified in Charter)

33 South Sixth Street, Suite 4600
Minneapolis, Minnesota	55402
(Address of Principal Executive Offices)	(ZIP Code)

(612) 332-9141
(Registrant’s Telephone Number, including Area Code)

Copy to:
Steven C. Leuthold
Leuthold Weeden Capital Management, LLC	Richard L. Teigen
33 South Sixth Street	Foley & Lardner LLP
Suite 4600	777 East Wisconsin Avenue
Minneapolis, Minnesota 55403	Milwaukee, Wisconsin 53202
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

It is proposed that this filing become effective (check appropriate box):

☐	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	on (date) pursuant to paragraph (a)(1)

☒	75 days after filing pursuant to paragraph (a)(2)

☐	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Explanatory Note

          This Post-Effective Amendment No. 30 to the Registration Statement on Form N-1A of Leuthold Funds, Inc., the registrant, is being filed to add the Leuthold Global Industries Fund, a new series of the registrant. The prospectus and statement of additional information for the other portfolios of Leuthold Funds, Inc., the Leuthold Core Investment Fund, the Leuthold Asset Allocation Fund, the Leuthold Global Fund, the Leuthold Select Industries Fund, the Leuthold Undervalued and Unloved Fund, the Leuthold Global Clean Technology Fund, the Leuthold Hedged Equity Fund and the Grizzly Short Fund, included in Post-Effective Amendment No. 29 to the registrant’s Registration Statement on Form N-1A, are not changed by the filing of Post-Effective Amendment No. 30 to the registrant’s Registration Statement.

Prospectus
May ___, 2010

The Leuthold Funds

Leuthold Global Industries Fund
 Retail Class Shares _____
Institutional Class Shares _____

Please read this Prospectus and keep it for future reference. It contains important information, including information on how the Fund invests and the services it offers to shareholders.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or determined if this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

SUMMARY INFORMATION

LEUTHOLD GLOBAL INDUSTRIES FUND

Investment Objective

Leuthold Global Industries Fund seeks capital appreciation and dividend income.

Fund Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Retail	Institutional

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None	None
Maximum Deferred Sales Charge (Load)	None	None
Maximum Deferred Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None	None
Redemption Fee (as a percentage of amount redeemed within 5 business days of purchase)	None	None
Exchange Fee (as a percentage of amount exchanged within 5 business days of purchase)	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%	1.00%
Distribution (12b-1) Fees	0.25%	None
Other Expenses[1]	0.60%	0.60%

Total Annual Fund Operating Expenses	1.85%	1.60%

1	Other Expenses are based on estimated amounts for the current fiscal year.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Retail	$188	$582	$1,001	$2,169
Institutional	$163	$505	$ 871	$1,900

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund is newly organized and, as of the date of the Prospectus, has not had any portfolio turnover.

Principal Investment Strategies of the Fund

Normally, the Fund will invest at least 40% of its assets in securities from international markets, unless market conditions are not deemed favorable by the Fund’s investment adviser (Adviser), in which case the Fund may invest less than 40% of its assets in securities from international markets (but in any event not less than 30%).

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The Fund’s investments in common stocks and other equity securities may consist of the following from around the world:

➢	Large, mid, or small capitalization common stocks;

➢	Growth stocks, value stocks, or cyclical stocks;

➢	Aggressive stocks or defensive stocks;

➢	Stocks in any industry or sector;

➢	Equity mutual funds and exchange-traded funds; and

➢	Options.

In investing in common stocks and other equity securities, the Fund utilizes a disciplined, unemotional, quantitative investment approach that is based on the belief investors can achieve superior investment performance through group selection (Global Group Strategy).

The Adviser currently monitors about 90 global groups. The major types of groups the Adviser monitors are:

➢	Traditional Broad Economic Sectors such as Information Technology, Health Care, or Financial Services.

➢	Thematic Broad Groups that may bridge a number of industries such as “Inflation Beneficiaries” or “Affluent Consumer”.

➢	Industry Specific Groups comprised of narrower themes. Examples include “Airlines,” “Health Care Facilities” or “Semiconductors”.

The Adviser continuously updates its investment discipline and adjusts the Fund’s portfolio as necessary to keep the Fund invested in stocks in those groups which the Adviser believes are the most attractive. Such adjustments may result in high portfolio turnover.

Principal Risks of Investing in the Fund

Investors in the Fund may lose money. The principal risks of investing in the Fund, including the risks to which the Fund’s portfolio as a whole is subject and the circumstances reasonably likely to affect adversely the Fund’s performance, are summarized below.

➢

Market Risk: The prices of the securities, particularly the common stocks, in which the Fund invests may decline for a number of reasons. The price declines of common stocks, in particular, may be steep, sudden, and/or prolonged.

➢

Foreign Securities Risk: The securities of foreign issuers may be less liquid and more volatile than securities of comparable U.S. issuers. The costs associated with securities transactions are often higher in foreign countries than the U.S. The U.S. dollar value of foreign securities traded in foreign currencies (and any dividends and interest earned) held by the Fund or by mutual funds in which the Fund invests may be affected favorably or unfavorably by changes in foreign currency exchange rates. An increase in the U.S. dollar relative to these other currencies will adversely affect the Fund. Additionally, investments in foreign securities, even those publicly traded in the United States, may involve risks which are in addition to those inherent in domestic investments. Foreign companies may not be subject to the same regulatory requirements of U.S. companies, and as a consequence, there may be less publicly available information about such companies. Also, foreign companies may not be subject to uniform accounting, auditing, and financial reporting standards and requirements comparable to those applicable to U.S. companies. Foreign governments and foreign economies often

2	Prospectus

are less stable than the U.S. Government and the U.S. economy.

➢

High Portfolio Turnover Risk: The Fund’s annual portfolio turnover rate may exceed 100%. (Generally speaking, a turnover rate of 100% occurs when the Fund replaces securities valued at 100% of its average net assets within a one year period.) High portfolio turnover (100% or more) will result in the Fund incurring more transaction costs such as brokerage commissions or mark-ups or mark-downs. Payment of those transaction costs reduces total return. High portfolio turnover could result in the payment by the Fund’s shareholders of increased taxes on realized gains. Distributions to the Fund’s shareholders, to the extent they are short-term capital gains, will be taxed at ordinary income rates for federal income tax purposes, rather than at lower capital gains rates.

➢

Quantitative Investment Approach Risk: The Fund utilizes a quantitative investment approach. While the Adviser continuously reviews and refines, if necessary, its investment approach, there may be market conditions where the quantitative investment approach performs poorly.

As a result, the Fund is a suitable investment only for those investors who have long-term investment goals. Prospective investors who are uncomfortable with an investment that may decrease in value should not invest in the Fund.

Performance Information

Performance information for the Fund will be provided once it has annual returns for a full calendar year. Please remember that the Fund’s past performance (before and after taxes) is not necessarily an indication of its future performance. It may perform better or worse in the future.

Investment Adviser

Leuthold Weeden Capital Management is the investment adviser to the Fund.

Portfolio Managers

Matthew B. Paschke, CFA, and Greg M. Swenson, CFA, are the portfolio managers of the Fund. Mr. Paschke is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 2000. Mr. Swenson is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 2006.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you should contact your broker-dealer or other financial intermediary, or to purchase shares directly with the Leuthold Funds, you should call 1-800-273-6886. You may buy shares of the Fund each day the New York Stock Exchange (NYSE) is open. The minimum initial investment in the Fund’s shares (other than Institutional Class shares) is $10,000, $1,000 for Individual Retirement Accounts. The minimum initial investment in the Fund’s Institutional Class shares is $1,000,000. There is a $100 subsequent investment requirement for the Fund. A $50 minimum exists for each additional investment made through the Automatic Investment Plan for the Fund.

You may redeem shares of the Fund each day the NYSE is open. You may redeem Fund shares by mail (Leuthold Funds, Inc., c/o U.S. Bancorp Fund Services, P.O. Box 701, Milwaukee, WI 53201-0701), or by telephone at 1-800-273-6886. Investors who wish to redeem shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders to redeem shares of the Fund may be placed.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement,

Prospectus	3

such as a 401(k) plan or an individual retirement account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

OTHER INFORMATION ABOUT
PRINCIPAL INVESTMENT
OBJECTIVE AND
NON-PRINCIPAL RISKS

The Fund’s investment objective is a non-fundamental policy. If the Fund’s Board of Directors determines to change this non-fundamental policy, the Fund will provide 60 days prior notice to the shareholders before implementing the change of policy. Please remember that an investment objective is not a guarantee. An investment in the Fund might not appreciate and investors could lose money.

The Fund may, in response to adverse market, economic, political, or other conditions, take a temporary defensive position. The Fund may not be able to achieve its investment objective when it takes a temporary defensive position. This means that the Fund may invest more than 20% of its assets in money market instruments (like U.S. Treasury Bills, commercial paper, or repurchase agreements). The Fund will not seek capital appreciation to the extent that it invests in money market instruments since these securities earn interest but do not appreciate in value.

Non-Principal Risks

There are a number of non-principal risks associated with the various securities in which the Fund will at times invest. These include:

Risks associated with Small Cap Stocks. Stocks of smaller capitalization companies tend to be riskier investments than stocks of larger capitalization companies. Smaller capitalization companies may have limited product lines, markets, market share, and financial resources or they may be dependent on a small or inexperienced management team. Stocks of smaller capitalization companies may trade less frequently and in more limited volume and may be subject to greater and more abrupt price swings than stocks of larger companies.

Additional costs associated with Registered Investment Companies. When the Fund invests in a mutual fund or exchange-traded fund, the Fund’s shareholders bear not only their proportionate share of the expenses of the Fund (such as operating costs and investment advisory fees) but also, indirectly, similar expenses of the other funds in which the Fund invests.

Disclosure of Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Statement of Additional Information.

4	Prospectus

MANAGEMENT OF
THE FUND

Leuthold Weeden Capital Management manages the Fund’s investments

Leuthold Weeden Capital Management is the investment adviser to the Fund. The Adviser’s address is:

33 South Sixth Street
Suite 4600
Minneapolis, MN 55402

The Adviser is the successor to Leuthold & Anderson, Inc., which commenced operations in 1987, and Leuthold, Weeden & Associates, L.P., which commenced operations in 1991. As the investment adviser to the Fund, the Adviser manages the investment portfolio for the Fund. It makes the decisions as to which securities to buy and which securities to sell. The annual investment advisory fee that the Fund pays to the Adviser is 1.00%.

A discussion regarding the basis for the Board of Directors approving the investment advisory agreement with the Adviser will be available in the Fund’s latest semi-annual report to shareholders.

The following paragraph identifies the portfolio managers for the Fund. The portfolio managers are equally responsible for the day-to-day management of the Fund.

Mr. Paschke is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 2000. Mr. Swenson is a portfolio manager of the Adviser and has been a senior analyst of The Leuthold Group since 2006.

The Statement of Additional Information for the Fund, which is incorporated by reference into this Prospectus, provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Fund.

12b-1 Plans

The Fund (Retail Shares) has adopted a distribution plan pursuant to Rule 12b-1 under the Investment Company Act. This Plan allows the Fund to use up to 0.25% of its average daily net assets to pay sales, distribution, and other fees for the sale of its shares and for services provided to investors. Because these fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The Institutional Shares of the Fund are not subject to any distribution (12b-1) fees.

THE FUND’S SHARE PRICES

The price at which investors purchase shares of the Fund and at which shareholders redeem shares of a Fund is called its net asset value. The Fund normally calculates its net asset value as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m. Eastern Time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is closed on holidays and weekends. The Fund calculates its net asset value based on the market prices of the securities (other than money market instruments) it holds. If the Fund has portfolio securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the net asset value of the Fund’s shares may change on days when shareholders will not be able to purchase or redeem the Fund’s shares. If market quotations are not available or reliable, the Fund will value securities at their fair value pursuant to procedures established by and under the supervision of its Board of Directors. The fair value of a security is the amount which the Fund might reasonably expect to receive upon a current sale. The fair value of a security may differ from the last quoted price and the Fund may not be able to sell a security at the fair value. Market quotations may not be available, for example, if trading in particular securities was halted during the day and not resumed prior to the close of trading on

Prospectus	5

the New York Stock Exchange. Market quotations of foreign securities may not be reliable if events or circumstances that may affect the value of portfolio securities occur between the time of the market quotation and the close of trading on the New York Stock Exchange. The Fund values most money market instruments it holds at their amortized cost. The Fund will process purchase orders that it receives and accepts and redemption orders that it receives prior to the close of regular trading on a day in which the New York Stock Exchange is open at the net asset value determined later that day. It will process purchase orders that it receives and accepts and redemption orders that it receives after the close of regular trading at the net asset value determined at the close of regular trading on the next day the New York Stock Exchange is open.

PURCHASING SHARES

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

How to Purchase Shares from the Fund

➢	Read this Prospectus carefully.

➢

Determine how much you want to invest, keeping in mind the following minimums. (The Fund reserves the right to waive or reduce the minimum initial investment amounts described below for purchases made through certain retirement, benefit, and pension plans, or for certain classes of shareholders):

New accounts
Institutional Class	$1,000,000
Individual Retirement Accounts (other than Institutional Class)	$1,000
Coverdell Education Savings Account	$1,000
All other accounts	$10,000	*

*	The Fund may, but is not required to, accept initial investments of not less than $1,000 from investors who are related to, or affiliated with, shareholders who have invested $10,000 in the Fund.

Existing accounts
Dividend reinvestment	No Minimum
Automatic Investment Plan	$50
All other accounts	$100

➢

Complete the Purchase Application accompanying this Prospectus, carefully following the instructions. For additional investments, complete the Additional Investment Form attached to the Fund’s confirmation statements. (The Fund has additional Purchase Applications and Additional Investment Forms if you need them.) In compliance with the USA PATRIOT Act of 2001, please note that the Transfer Agent will verify certain information on your Account Application as part of the Fund’s Anti-Money Laundering Program. As requested on the Application, you should supply your full name, date of birth, social security number, and permanent street address. The Fund might request additional information about you (which may include certain documents, such as articles of incorporation for companies) to help the transfer agent verify your identity. Mailing addresses containing only a P.O. Box will not be accepted. If the Transfer Agent does not have a reasonable belief of the identity of a shareholder, the account will be rejected or you will not be allowed to perform a transaction on the account until such information is received. The Fund may also reserve the right to close the account within 5 business days if clarifying information/documentation is not received. If you have any questions, please call 1-800-273-6886.

➢	Make your check payable to “Leuthold Global Industries Fund.” All checks must be in U.S. dollars drawn on U.S. banks. The

6	Prospectus

Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Fund will not accept third party checks, treasury checks, credit card checks, traveler’s checks, or starter checks for the purchase of shares. The Fund is unable to accept post dated checks, post dated online billpay checks, or any conditional order or payment. U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent, will charge a $25 fee against a shareholder’s account for any payment check returned for any reason. The shareholder will also be responsible for any losses suffered by the Fund as a result.

Send the application and check to:

FOR FIRST CLASS MAIL
Leuthold Funds, Inc. c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701

FOR OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL
Leuthold Funds, Inc. c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202-5207

Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address.

If you are making an initial investment in the Fund, before you wire funds, please contact the transfer agent by phone (1-800-273-6886) to make arrangements with a telephone service representative to submit your completed application via mail, overnight delivery, or facsimile. Upon receipt of your application, your account will be established and a service representative will contact you within 24 hours to provide an account number and wiring instructions. You may then contact your bank to initiate the wire using the instructions you were given. Before sending any subsequent investments by wire, please contact the transfer agent to advise them of your intent to wire funds.

Funds should be wired to:

U.S. Bank, N.A. 777 E. Wisconsin Ave. Milwaukee, WI 53202 ABA #075000022

Credit:
U.S. Bancorp Fund Services, LLC Account #112-952-137

Further Credit:
(Leuthold Global Industries Fund) (shareholder registration) (shareholder account number)

Please remember that U.S. Bank, N.A. must receive your wired funds prior to the close of regular trading on the New York Stock Exchange for you to receive same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve Wire system, or from incomplete wiring instructions.

Choosing a Share Class

The Fund offers two classes of shares, Retail Shares and Institutional Shares. The two classes, which represent interests in the same portfolio of investments and have the same rights, differ primarily in the expenses to which they are subject and required investment minimums. Retail Shares of the Fund are subject to distribution (12b-1) fees of up to 0.25% of the Fund’s average daily net assets allowable to Retail Shares, whereas Institutional Shares are not subject to any distribution fees.

Retail Shares are available for purchase by all types of investors. Institutional Shares are available only to shareholders who invest directly in the Fund or who invest through a broker-dealer, financial institution, or servicing agent that does not receive a service fee from the Fund or the Adviser. There is also a higher minimum initial investment requirement with respect to Institutional Shares.

Prospectus	7

If you qualify as a purchaser of Institutional Shares, but your account is invested in Retail Shares, you may convert your Retail Shares to Institutional Shares based on the relative net asset values of the two Classes on the conversion date.

Purchasing Shares from Broker-Dealers, Financial Institutions, and Others

Some broker-dealers may sell shares of the Fund. These broker-dealers may charge investors a fee either at the time of purchase or redemption. The fee, if charged, is retained by the broker-dealer and not remitted to the Fund or the Adviser. Some broker-dealers may purchase and redeem shares on a three day settlement basis.

The Fund may enter into agreements with broker-dealers, financial institutions, or other service providers (“Servicing Agents”) that may include the Fund as an investment alternative in the programs they offer or administer. Depending on your Servicing Agent’s arrangements with the Fund, you may qualify to purchase Institutional Shares, which are subject to lower ongoing expenses. Please see “Choosing a Share Class” above for more information or contact your Servicing Agent. Servicing agents may:

➢

Become shareholders of record of the Fund. This means all requests to purchase additional shares and all redemption requests must be sent through the Servicing Agent. This also means that purchases made through Servicing Agents may not be subject to the Fund’s minimum purchase requirement.

➢

Use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Fund. Please contact your Servicing Agent for information regarding cut-off times for trading the Fund.

➢	Charge fees to their customers for the services they provide them. Also, the Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers.

➢

Be allowed to purchase shares by telephone with payment to follow the next day. If the telephone purchase is made prior to the close of regular trading on the New York Stock Exchange, it will receive same day pricing.

➢

Be authorized to accept purchase orders on behalf of the Fund (and designate other Servicing Agents to accept purchase orders on behalf of the Fund). This means that the Fund will process the purchase order at the net asset value which is determined following the Servicing Agent’s (or its designee’s) acceptance of the customer’s order.

If you decide to purchase shares through Servicing Agents, please carefully review the program materials provided to you by the Servicing Agent because particular Servicing Agents may adopt policies or procedures that are separate from those described in this Prospectus. Investors purchasing or redeeming through a servicing agent need to check with the servicing agent to determine whether the servicing agent has entered into an agreement with the Fund. When you purchase shares of the Fund through a Servicing Agent, it is the responsibility of the Servicing Agent to place your order with the Fund. If the Servicing Agent does not place the order on a timely basis, or if it does not pay the purchase price to the Fund within the period specified in its agreement with the Fund, it may be held liable for any resulting fees or losses.

The Fund and/or the Adviser may pay fees to Servicing Agents to compensate them for the services they provide their customers, to reimburse them for the marketing expenses they incur, or to pay for the opportunity to have them distribute the Fund. The amount of these payments is determined by the Fund and/or the Adviser and may differ among Servicing Agents. Such payments may provide incentives for Servicing Agents to make shares of the Fund

8	Prospectus

available to their customers, and may allow the Fund greater access to such Servicing Agents and their customers than would be the case if no payments were made. You may wish to consider whether such arrangements exist when evaluating any recommendation to purchase shares of the Fund.

Other Information about Purchasing Shares of the Fund

The Fund may reject any share purchase application for any reason. The Fund will not accept initial purchase orders made by telephone, unless they are from a Servicing Agent which has an agreement with the Fund.

The Fund will not issue certificates evidencing shares purchased. Instead, the Fund will send investors a written confirmation for all purchases of shares.

The Fund offers an automatic investment plan allowing shareholders to make purchases, in amounts of $50 or more, on a regular and convenient basis. To use this service, the shareholder must authorize the transfer of funds from their checking or savings account by completing the Automatic Investment Plan section of the Purchase Application and attaching either a voided check or pre-printed savings deposit slip. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. The transfer agent is unable to debit mutual fund or pass through accounts. If your payment is rejected by your bank, the transfer agent will charge a $25 fee to your account. Any request to change or terminate an Automatic Investment Plan should be submitted to the transfer agent five days prior to effective date.

The Fund offers a telephone purchase option for subsequent purchases pursuant to which money will be moved from the shareholder’s bank account to the shareholder’s Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone transactions. Fund shares are purchased at the net asset value determined as of the close of regular trading on the day U.S. Bancorp

Fund Services, LLC receives the purchase order. If an account has more than one owner or authorized person, the Funds will accept telephone instructions from any one owner or authorized person. The minimum transaction amount for a telephone purchase is $100.

The Fund offers the following retirement plans:

Traditional IRA
Roth IRA
SEP IRA
Simple IRA

The Fund recommends that investors consult with a competent financial and tax advisor regarding the IRAs before investing through them. Investors can obtain further information about the automatic investment plan, the telephone purchase plan, and the IRAs by calling 1-800-273-6886.

Householding

To reduce expenses, the Fund generally mails only one copy of the Fund’s prospectus and each annual and semi-annual report to those addresses shared by two or more accounts and to shareholders reasonably believed to be from the same family or household. This is referred to as “householding.” If you wish to discontinue householding and receive individual copies of these documents, please call the Fund at 1-800-273-6886. Once the Fund receives notice to stop householding, it will begin sending individual copies thirty days after receiving the request. This policy does not apply to account statements.

REDEEMING SHARES

How to Redeem (Sell) Shares by Mail

Prepare a letter of instruction containing:

➢	account number(s)

➢	the amount of money or number of shares being redeemed

➢	the name(s) on the account

➢	daytime phone number

Prospectus	9

➢

additional information that the Fund may require for redemptions by corporations, executors, administrators, trustees, guardians, or others who hold shares in a fiduciary or representative capacity. Please contact the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC, in advance, at 1-800-273-6886 if you have any questions.

Sign the letter of instruction exactly as the shares are registered. Joint ownership accounts must be signed by all owners.

A signature guarantee will be required for the following situations:

➢	When redemption proceeds are payable or sent to any person, address, or bank account not on record.

➢	The redemption request is received within 30 days after an address change.

➢	If ownership is changed on your account.

➢	When establishing or modifying certain services on an account.

In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances, based on the circumstances related to the particular situation. Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agent Medallion Program (STAMP).

A notarized signature is not an acceptable substitute for a signature guarantee.

Send the letter of instruction to:

FOR FIRST CLASS MAIL
Leuthold Funds, Inc. c/o U.S. Bancorp Fund Services, LLC P.O. Box 701 Milwaukee, WI 53201-0701

FOR OVERNIGHT DELIVERY SERVICE OR REGISTERED MAIL
Leuthold Funds, Inc. c/o U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor Milwaukee, WI 53202-5207

Please do not mail letters by overnight delivery service or registered mail to the Post Office Box address.

How to Redeem (Sell) Shares by Telephone

Instruct U.S. Bancorp Fund Services, LLC that you want the option of redeeming shares by telephone. This can be done by completing the appropriate section on the Purchase Application. Shares held in IRAs cannot be redeemed by telephone. In order to arrange for telephone redemptions after an account has been opened or to change the bank account or address designated to receive redemption proceeds, a written request must be sent to the transfer agent. The request must be signed by each shareholder of the account and may require a signature guarantee. Further documentation may be requested from corporations, executors, administrators, trustees, and guardians.

Assemble the same information that you would include in the letter of instruction for a written redemption request. Once a telephone transaction has been placed, it cannot be canceled or modified. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

Call U.S. Bancorp Fund Services, LLC at 1-800-273-6886. Please do not call the Fund or the Adviser.

10	Prospectus

How to Redeem using a Systematic Withdrawal Plan

Instruct U.S. Bancorp Fund Services, LLC that you want to set up a Systematic Withdrawal Plan. This can be done by completing the appropriate section on the Purchase Application. You may choose to receive a minimum amount of $100 on any day of the month. Payments can be made by check to your address of record, or by electronic funds transfer through the Automated Clearing House (ACH) network directly to your predetermined bank account. Your Fund account must have a minimum balance of $10,000 to participate in this Plan. This Plan may be terminated at any time by the Fund and you may terminate the Plan by contacting U.S. Bancorp Fund Services, LLC in writing. Any notification of change or termination should be provided to the transfer agent in writing at least five days prior to effective date. The Systematic Withdrawal Plan is not available to holders of Institutional Shares of the Fund.

A withdrawal under the Plan involves a redemption of shares and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted.

How to Redeem (Sell) Shares through ServicingAgents

If your shares are held by a Servicing Agent, you must redeem your shares through the Servicing Agent. Contact the Servicing Agent for instructions on how to do so.

Redemption Price

The redemption price per share you receive for redemption requests is the next determined net asset value after:

➢	U.S. Bancorp Fund Services, LLC receives your written request in proper form with all required information,

➢	U.S. Bancorp Fund Services, LLC receives your authorized telephone request with all required information, or

➢	A Servicing Agent (or its designee) that has been authorized to accept redemption requests on behalf of the Fund receives your request in accordance with its procedures.

Payment of Redemption Proceeds

➢

For those shareholders who redeem shares by mail, U.S. Bancorp Fund Services, LLC will mail a check in the amount of the redemption proceeds typically on the business day following the redemption, but no later than the seventh day after it receives the written request in proper form with all required information.

➢

For those shareholders who redeem by telephone, U.S. Bancorp Fund Services, LLC will either mail a check in the amount of the redemption proceeds no later than the seventh day after it receives the redemption request, or transfer the redemption proceeds to your designated bank account if you have elected to receive redemption proceeds by either Electronic Funds Transfer or wire. An Electronic Funds Transfer generally takes 2 to 3 business days to reach the shareholder’s account whereas U.S. Bancorp Fund Services, LLC generally wires redemption proceeds on the business day following the calculation of the redemption price. However, the Fund may direct U.S. Bancorp Fund Services, LLC to pay the proceeds of a telephone redemption on a date no later than the seventh day after the redemption request.

➢	Those shareholders who redeem shares through Servicing Agents will receive their redemption proceeds in accordance with the procedures established by the Servicing Agent.

Prospectus	11

➢

The Fund imposes a redemption fee equal to 2% of the dollar value of the shares redeemed within 5 business days of the date of purchase. The redemption fee does not apply to shares purchased through reinvested distributions (dividends and capital gains) or through the automatic investment plan, shares held in retirement plans (if the plans request a waiver of the fee), or shares redeemed through designated systematic withdrawal plans.

Other Redemption Considerations

When redeeming shares of the Fund, shareholders should consider the following:

➢	The redemption may result in a taxable gain.

➢

Shareholders who redeem shares held in an IRA must indicate on their redemption request whether or not to withhold federal income taxes. If not, these redemptions will be subject to federal income tax withholding.

➢

The Fund may delay the payment of redemption proceeds for up to seven days in all cases. In addition, the Fund can suspend redemptions and/or postpone payments or redemption proceeds beyond seven days at times when the New York Stock Exchange is closed or during emergency circumstances, as determined by the Securities and Exchange Commission.

➢

If you purchased shares by check, the Fund may delay the payment of redemption proceeds until they are reasonably satisfied the check has cleared (which may take up to 15 days from the date of purchase).

➢

U.S. Bancorp Fund Services, LLC will send the proceeds of a redemption to an address or account other than that shown on its records only if the shareholder has sent in a written request with signatures guaranteed.

➢	U.S. Bancorp Fund Services, LLC will not accept telephone redemption requests made within 30 days after an address change.

➢

The Fund reserves the right to refuse a telephone redemption request if it believes it is advisable to do so. The Fund and U.S. Bancorp Fund Services, LLC may modify or terminate their procedures for telephone redemptions at any time. Neither the Fund nor U.S. Bancorp Fund Services, LLC will be liable for following instructions for telephone redemption transactions that they reasonably believe to be genuine, provided they use reasonable procedures to confirm the genuineness of the telephone instructions. They may be liable for unauthorized transactions if they fail to follow such procedures. These procedures include requiring some form of personal identification prior to acting upon the telephone instructions and recording all telephone calls. During periods of substantial economic or market change, telephone redemptions may be difficult to implement. If a shareholder cannot contact U.S. Bancorp Fund Services, LLC by telephone, he or she should make a redemption request in writing in the manner described earlier.

➢

U.S. Bancorp Fund Services, LLC currently charges a fee of $15 when transferring redemption proceeds to your designated bank account by wire but does not charge a fee when transferring redemption proceeds by Electronic Funds Transfer.

➢

If your account balance falls below $1,000 with respect to Retail Shares, or falls below $1,000,000 with respect to Institutional Shares, for any reason, you will be given 60 days to make additional investments so that your account balance is $1,000 or more, or $1,000,000 or more, as applicable. If you do not, the Fund may close your account and

12	Prospectus

mail the redemption proceeds to you, or, with respect to Institutional Shares, the Fund may convert your Institutional Shares to Retail Shares. Any such conversion will occur at the relative net asset value of the two share Classes, without the imposition of any fees or other charges. Where a retirement plan or other financial intermediary holds Institutional Shares on behalf of its participants or clients, the above policy applies to any such participants or clients when they roll over their accounts with the retirement plan or financial intermediary into an individual retirement account and they are not otherwise eligible to purchase Institutional Shares.

Frequent Purchases and Redemptions of Shares of the Funds

The Fund generally accommodates frequent purchases and redemptions of its shares notwithstanding the potential harm to the Fund’s other shareholders. The Board of Directors believes it likely that a significant number of investors in the Fund are not long-term investors because the Fund is offered to investors who choose to do their own asset allocation. Although the Fund generally accommodates frequent purchases and redemptions of its shares, the Fund reserves the right to reject any purchase order for any reason or no reason, including purchase orders from potential investors that the Fund believes might engage in potentially disruptive purchases and redemptions of its shares.

EXCHANGING SHARES

Eligible Funds

Retail Class shares of the Fund may be exchanged for shares of:

➢	Leuthold Asset Allocation Fund (Retail Class only)

➢	Leuthold Undervalued & Unloved Fund

➢	Leuthold Global Fund (Retail Class only)

➢	Grizzly Short Fund

➢	Leuthold Core Investment Fund (Retail Class only, if open for investment)

➢	Leuthold Select Industries Fund (if open for investment)

➢	Leuthold Global Clean Technology Fund (Retail Class only)

➢	Leuthold Hedged Equity Fund (Retail Class only)

➢	First American Prime Obligations Fund

at their relative net asset values. Institutional Class shares of the Fund may be exchanged for Retail Class shares or Institutional Class shares of the other Leuthold Funds or for shares of the First American Prime Obligations Fund at their relative net asset values. An affiliate of U.S. Bancorp Fund Services, LLC advises First American Prime Obligations Fund, a money market mutual fund. Please call 1-800-273-6886 for a prospectus describing First American Prime Obligations Fund. You may have a taxable gain or loss as a result of an exchange because the Internal Revenue Code treats an exchange as a sale of shares. The Leuthold Asset Allocation Fund, the Leuthold Undervalued & Unloved Fund, the Leuthold Global Fund, the Leuthold Core Investment Fund, the Leuthold Global Clean Technology Fund, and the Leuthold Hedged Equity Fund impose a fee equal to 2% of the dollar value of the shares exchanged within 5 business days of the date of purchase (within 30 calendar days of the date of purchase with respect to the Leuthold Global Clean Technology Fund). This fee does not apply to shares purchased through reinvested distributions (dividends and capital gains), shares held in retirement plans or shares redeemed through designated systematic withdrawal plans.

The exchange fee operates in the same manner as the redemption fee discussed under the caption “Frequent Purchases and Redemptions of Shares of the Funds” beginning on page [___], including the ability of the Funds to waive the exchange fee in certain limited circumstances.

Prospectus	13

How to Exchange Shares

1.	Read this Prospectus and the Leuthold Funds Prospectus dated January 31, 2010 (and, if applicable, the prospectus for First American Prime Obligations Fund) carefully.

2.	Determine the number of shares you want to exchange keeping in mind that exchanges are subject to a $10,000 minimum.

3.

Call U.S. Bancorp Fund Services, LLC at 1-800-273-6886. The transfer agent currently charges a fee of $5 when exchanging proceeds by telephone. You may also make an exchange by writing to Leuthold Funds, Inc., c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

DIVIDENDS, DISTRIBUTIONS,
AND TAXES

The Fund distributes substantially all of its net investment income quarterly and substantially all of its capital gains annually. You have three distribution options:

Automatic Reinvestment Option — Both dividend and capital gains distributions will be reinvested in additional shares of the Fund.

Cash Dividend Option — Dividends will be paid in cash and capital gains will be reinvested in additional shares of the Fund.

All Cash Option — Both dividend and capital gains distributions will be paid in cash.

If you elect to receive your distribution in cash and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in the shareholder’s account at the Fund’s then current net asset value and to reinvest subsequent distributions.

You may make your distribution election on the Purchase Application. You may change your election by writing to U.S. Bancorp Fund Services, LLC or by calling 1-800-273-6886.

The Fund’s distributions, whether received in cash or additional shares, may be subject to federal and state income tax. These distributions may be taxed as ordinary income (although a portion of the Fund’s dividends may be taxable to investors at the lower rate applicable to dividend income) and capital gains (which may be taxed at different rates depending on the length of time the Fund holds the assets generating the capital gains). The Fund expects that normally its distributions will consist of both ordinary income (including dividend income) and long-term capital gains.

14	Prospectus

FINANCIAL HIGHLIGHTS

The Fund is newly organized and therefore has not yet had any operations as of the date of this Prospectus.

Prospectus	15

Leuthold Weeden Capital Management &
Leuthold Funds, Inc.

Notice of Privacy Policy & Practices

Leuthold(1) recognizes and respects the privacy expectations of our customers. We are providing this notice to you so that you will know what kinds of information we collect about our customers and the circumstances in which that information may be disclosed to third parties not affiliated with Leuthold.

We collect non-public personal information about our customers from the following sources:

•	Account Applications and other forms , which may include a customer’s name, address, social security number, and information about a customer’s investment goals and risk tolerance;

•	Account History , including information about the transactions and balances in a customer’s accounts; and

•	Correspondence , written, telephonic, or electronic between a customer and Leuthold or service providers to Leuthold.

We may disclose all of the information described above to certain third parties who are not affiliated with Leuthold to process or service a transaction at your request or as permitted by law — for example, sharing information with companies who maintain or service customer accounts for Leuthold is permitted and is essential for us to provide you with necessary or useful services with respect to your accounts.

We maintain, and require service providers to Leuthold to maintain, policies designed to ensure only appropriate access to, and use of, information about our customers and to maintain physical, electronic, and procedural safeguards that comply with federal standards to guard non-public personal information of our customers. When information about Leuthold’s customers is disclosed to non-affiliated third parties, we require that the third party maintain the confidentiality of the information disclosed and limit the use of information by the third party solely to the purposes for which the information is disclosed or as otherwise permitted by law.

We permit only authorized individuals who are trained in the proper handling of individual investor information, and who need to access this information to perform their duties, to have access to your personal information. In addition, all of our employees are subject to our internal policies, which are reinforced in our Employee Manual and we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information from unauthorized use.

We will adhere to the policies and practices described in this notice regardless of whether you are a current or former customer of Leuthold.

1	For purposes of this notice, the term “Leuthold” includes Leuthold Weeden Capital Management and Leuthold Funds, Inc.

Not part of the prospectus.

16	Prospectus

To learn more about the Leuthold Global Industries Fund, you may want to read its Statement of Additional Information (or “SAI”) which contains additional information about the Fund. The Fund has incorporated, by reference, the SAI into the Prospectus. This means that you should consider the contents of the SAI to be part of the Prospectus.

The SAI is available to shareholders and prospective investors without charge, simply by calling U.S. Bancorp Fund Services, LLC at 1-800-273-6886. The Fund also makes available the SAI, free of charge, on its Internet website (http://www.leutholdfunds.com).

Prospective investors and shareholders who have questions about the Fund may also call the following number or write to the following address.

Leuthold Funds, Inc.
33 South Sixth Street, Suite 4600 Minneapolis, MN 55402 800-273-6886

The general public can review and copy information about the Fund (including the SAI) at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. (Please call 1-202-551-8090 for information on the operations of the Public Reference Room.) Reports and other information about the Fund are also available on the EDGAR Database on the Securities and Exchange Commission’s Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to:

Public Reference Section
Securities and Exchange Commission Washington, D.C. 20549-0102

Please refer to the Fund’s Investment Company Act File No. 811-09094 when seeking information about the Fund from the Securities and Exchange Commission.

STATEMENT OF ADDITIONAL INFORMATION	May [____], 2010
for LEUTHOLD GLOBAL INDUSTRIES FUND
(Ticker Symbol Retail Class: [____])
(Ticker Symbol Institutional Class: [____])

LEUTHOLD FUNDS, INC.
 33 South Sixth Street
Suite 4600
Minneapolis, Minnesota 55402

           This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus for the Leuthold Global Industries Fund dated May [____], 2010. Requests for copies of the Prospectus should be made by writing to Leuthold Funds, Inc., 33 South Sixth Street, Suite 4600, Minneapolis, Minnesota 55402, Attention: Corporate Secretary, or by calling 1-800-273-6886.

Leuthold Funds, Inc.

                     No person has been authorized to give any information or to make any representations other than those contained in this Statement of Additional Information and the Prospectus for the Leuthold Global Industries Fund dated May [____], 2010, and, if given or made, such information or representations may not be relied upon as having been authorized by Leuthold Funds, Inc.

                     This Statement of Additional Information does not constitute an offer to sell securities.

(i)

FUND HISTORY AND CLASSIFICATION

           Leuthold Funds, Inc. (the “Corporation”) is an open-end management investment company consisting of nine diversified portfolios, the Leuthold Global Industries Fund, the Leuthold Global Fund, the Leuthold Asset Allocation Fund, the Leuthold Undervalued & Unloved Fund, the Grizzly Short Fund, the Leuthold Core Investment Fund, the Leuthold Select Industries Fund, the Leuthold Global Clean Technology Fund and the Leuthold Hedged Equity Fund (collectively, the “Leuthold Fund Family”). This Statement of Additional Information relates only to the Leuthold Global Industries Fund (the “Fund”). Leuthold Funds, Inc. is registered under the Investment Company Act of 1940 (the “1940 Act”). Leuthold Funds, Inc. was incorporated as a Maryland corporation on August 30, 1995.

INVESTMENT RESTRICTIONS

           The Fund has adopted the following investment restrictions which are matters of fundamental policy. The Fund’s investment restrictions cannot be changed without approval of the holders of the lesser of: (i) 67% of the Fund’s shares present or represented at a stockholder’s meeting at which the holders of more than 50% of such shares are present or represented; or (ii) more than 50% of the outstanding shares of the Fund.

           1.            The Fund will diversify its assets in different companies and will not purchase securities of any issuer if, as a result of such purchase, the Fund would own more than 10% of the outstanding voting securities of such issuer or more than 5% of the Fund’s assets would be invested in securities of such issuer (except that up to 25% of that value of the Fund’s total assets may be invested without regard to this limitation). This restriction does not apply to obligations issued or guaranteed by the United States government (“U.S. Government”), its agencies or instrumentalities.

           2.            The Fund will not buy securities on margin (except for such short term credits as are necessary for the clearance of transactions); provided, however, that the Fund may (i) borrow money to the extent set forth in investment restriction no. 4; (ii) purchase or sell futures contracts and options on futures contracts; (iii) make initial and variation margin payments in connection with purchases or sales of futures contracts or options on futures contracts; and (iv) write or invest in put or call options.

3. The Fund may sell securities short to the extent permitted by the 1940 Act and may write put and call options to the extent permitted by the 1940 Act.

4. The Fund may borrow money or issue senior securities to the extent permitted by the 1940 Act.

           5.            The Fund may pledge or hypothecate its assets to secure its borrowings. For purposes of this investment restriction, assets held in a segregated account or by a broker in connection with short sales effected by the Fund are not considered to be pledged or hypothecated.

           6.            The Fund will not act as an underwriter or distributor of securities other than of its shares (except to the extent the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in the disposition of restricted securities).

           7.            The Fund will not make loans, except the Fund may enter into repurchase agreements or acquire debt securities from the issuer or others which are publicly distributed or are of a type normally acquired by institutional investors and except that the Fund may make loans of portfolio securities if any such loans are secured continuously by collateral at least equal to the market value of the securities loaned in the form of cash and/or securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities and provided that no such loan will be made if upon the making of that loan more than 30% of the value of the Fund’s total assets would be the subject of such loans.

           8.            The Fund will not concentrate 25% or more of its total assets in securities of issuers in any one industry. This restriction does not apply to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

9. The Fund will not make investments for the purpose of exercising control or management of any company.

10. The Fund will not purchase or sell real estate or real estate mortgage loans and the Fund will not make any investments in real estate limited partnerships.

           11.            The Fund may purchase and sell commodities and commodity contracts, including futures contracts and options on futures contracts. For purposes of this investment restriction number 11, the terms “commodities” and “commodity contracts” shall include only those items specifically enumerated as commodities or commodity contracts within Section 1a and Section 2(a)(1) of the Commodity Exchange Act (namely, subject to the jurisdiction of the Commodity Futures Trading Commission). See “INVESTMENT CONSIDERATIONS – Metals” for a discussion of the Fund’s investments in metals which are not “commodities” as defined in the Commodity Exchange Act.

           12.            The Fund will not purchase or sell any interest in any oil, gas or other mineral exploration or development program, including any oil, gas or mineral leases. This investment restriction does not prohibit investments in securities of companies that engage in, invest in or sponsor oil, gas or mineral exploration or development programs.

           The Fund has adopted certain other investment restrictions which are not fundamental policies and which may be changed by the Corporation’s Board of Directors without stockholder approval. These additional restrictions are as follows:

1. The Fund will not acquire or retain any security issued by a company, an officer or director of which is an officer or director of the

Corporation or an officer, director or other affiliated person of the Fund’s investment adviser.

2. The Fund will not purchase illiquid securities if, as a result of such purchase, more than 15% of the value of its total assets would be invested in such securities.

           3.            The Fund will not purchase the securities of other investment companies except: (a) as part of a plan of merger, consolidation or reorganization approved by the stockholders of the Fund; (b) securities of registered open-end investment companies; or (c) securities of registered closed-end investment companies on the open market where no commission results, other than the usual and customary broker’s commission. No purchases described in (b) and (c) (except for purchases of money market funds) will be made if as a result of such purchases (i) the Fund and its affiliated persons would hold more than 3% of any class of securities, including voting securities, of any registered investment company; (ii) more than 5% of the Fund’s net assets would be invested in shares of any one registered investment company; and (iii) more than 25% of the Fund’s net assets would be invested in shares of registered investment companies.

           The aforementioned percentage restrictions on investment or utilization of assets refer to the percentage at the time an investment is made. If these restrictions are adhered to at the time an investment is made, and such percentage subsequently changes as a result of changing market values or some similar event, no violation of the Fund’s fundamental restrictions will be deemed to have occurred. Any changes in the Fund’s investment restrictions made by the Board of Directors will be communicated to stockholders prior to their implementation.

           The Corporation has claimed an exclusion from the definition of the term “commodity pool operator” under Section 4.5 of the regulations under the Commodity Exchange Act promulgated by the Commodity Futures Trading Commission. Thus, the Corporation is not subject to registration or regulation as a pool operator under the Commodity Exchange Act.

INVESTMENT CONSIDERATIONS

           The Prospectus for the Fund describes its principal investment strategies and risks. This section expands upon that discussion and also discusses non-principal investment strategies and risks.

Warrants and Put and Call Options

           The Fund may purchase warrants and put and call options on securities.

           By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying security at a fixed strike price. In return for this right, the Fund pays the current market price for the option (known as the option premium). The Fund may terminate its position in a put option it has purchased by allowing it to expire or by exercising the option. If the option is allowed to expire, the Fund will lose the entire premium it paid. If the Fund exercises the option, it completes the sale of the underlying security at the strike price. The Fund may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists. The buyer of a put option can expect to realize a gain if security prices fall substantially. However, if the underlying security’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium paid, plus related transaction costs).

           The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying security at the option’s strike price. A call buyer attempts to participate in potential price increases of the underlying security with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

           Warrants are similar to call options in that the purchaser of a warrant has the right (but not the obligation) to purchase the underlying security at a fixed price. Warrants are issued by the issuer of the underlying security whereas options are not. Warrants typically have exercise periods in excess of those of call options. Warrants do not carry the right to receive dividends or vote with respect to the securities they entitle the holder to purchase, and they have no rights to the assets of the issuer. Warrants are more speculative than the underlying investment. A warrant ceases to have value if it is not exercised prior to its expiration date.

Mortgage-Backed Securities and Other Asset-Backed Securities

           The Fund may invest in mortgage-backed and other asset-backed securities (namely, securities backed by credit card receivables, automobile loans or other assets). Mortgage-backed securities are securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans secured by real property. Mortgage-backed securities include: (1) Government Agency Mortgage-Backed Securities; (2) Privately-Issued Mortgage-Backed Securities; and (3) collateralized mortgage obligations and multiclass pass-through securities.

           Government Agency Mortgage-Backed Securities. Mortgage-backed securities include Government Agency Mortgage-Backed Securities, which represent participation interests in pools of residential mortgage loans originated by United States governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. Government or one of its agencies or instrumentalities. Such securities, with the exception of collateralized mortgage obligations, are ownership interests in the underlying mortgage loans and provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans.

           The Government Agency Mortgage-Backed Securities in which the Fund may invest includes those issued or guaranteed by Ginnie Mae, Fannie Mae and the Federal Home Loan Mortgage Corporation (“Freddie Mac”). As more fully described below, these securities may include collateralized mortgage obligations, multiclass pass-through securities and stripped Mortgage-Backed Securities.

           Ginnie Mae Certificates . Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The National Housing Act of 1934, as amended (the “Housing Act”), authorizes Ginnie Mae to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration Act, or Title V of the Housing Act of 1949, or guaranteed by the Veterans’ Administration under the Servicemen’s Readjustment Act of 1944, as amended, or by pools of other eligible mortgage loans. The Housing Act provides that the full faith and credit of the U.S. Government is pledged to the payment of all amounts that may be required to be paid under any guarantee. To meet its obligations under such guarantee, Ginnie Mae is authorized to borrow from the U.S. Treasury with no limitations as to amount.

           Fannie Mae Certificates . Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Fannie Mae was originally established in 1938 as a U.S. Government agency to provide supplemental liquidity to the mortgage market and was transformed into a shareholder owned and privately managed corporation by legislation enacted in 1968. Fannie Mae provides funds to the mortgage market primarily by purchasing home mortgage loans from local lenders, thereby replenishing their funds for additional lending. Fannie Mae acquires funds to purchase home mortgage loans from many capital market investors that ordinarily may not invest in mortgage loans directly, thereby expanding the total amount of funds available for housing.

           Each Fannie Mae Certificate entitles the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments, on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. Government.

           Freddie Mac Certificates . Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). Freddie Mac was established primarily for the purpose of increasing the availability of mortgage credit for the financing of needed housing. The principal activity of Freddie Mac currently consists of the purchase of first lien, conventional, residential mortgage loans and participation interests in such mortgage loans and the resale of the mortgage loans so purchased in the form of mortgage securities, primarily Freddie Mac Certificates.

           Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate, whether or not received. Freddie Mac also guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but, generally, does not guarantee the timely payment of scheduled principal. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following (i) foreclosure sale,

(ii) payment of claim by any mortgage insurer, or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. Government.

           Privately-Issued Mortgage-Backed Securities. Privately-Issued Mortgage-Backed Securities are issued by private issuers and represent an interest in or are collateralized by (i) Mortgage-Backed Securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities (“Privately-Issued Agency Mortgage-Backed Securities”), or (ii) whole mortgage loans or non-Agency collateralized Mortgage-Backed Securities (“Privately-Issued Non-Agency Mortgage-Backed Securities”). These securities are structured similarly to the Ginnie Mae, Fannie Mae and Freddie Mac mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Privately-Issued Agency Mortgage-Backed Securities usually are backed by a pool of Ginnie Mae, Fannie Mae and Freddie Mac Certificates. Privately-Issued Non-Agency Mortgage-Backed Securities usually are backed by a pool of conventional fixed rate or adjustable rate mortgage loans that are not guaranteed by an entity having the credit status of Ginnie Mae, Fannie Mae or Freddie Mac, and generally are structured with one or more types of credit enhancement. As more fully described below, these securities may include collateralized mortgage obligations and multiclass pass-through securities.

           The Fund may invest in subordinated Privately-Issued Non-Agency Mortgage-Backed Securities (“Subordinated Securities”). Subordinated Securities have no governmental guarantee, and are subordinated in some manner as to the payment of principal and/or interest to the holders of more senior Privately-Issued Non-Agency Mortgage-Backed Securities. The holders of Subordinated Securities typically are compensated with a higher stated yield than are the holders of more senior Privately-Issued Non-Agency Mortgage-Backed Securities. On the other hand, Subordinated Securities typically subject the holder to greater risk than senior Privately-Issued Non-Agency Mortgage-Backed Securities and tend to be rated in a lower rating category, and frequently a substantially lower rating category, than the senior Privately-Issued Non-Agency Mortgage-Backed Securities. Subordinated Securities generally are likely to be more sensitive to changes in prepayment and interest rates and the market for such securities may be less liquid than is the case for traditional fixed-income securities and senior Privately-Issued Non-Agency Mortgage-Backed Securities.

           Collateralized Mortgage Obligations and Multiclass Pass-Through Securities. Mortgage-Backed Securities include collateralized mortgage obligations or “CMOs,” which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by other Mortgage-Backed Securities or whole loans (such collateral collectively hereinafter referred to as “Mortgage Assets”). CMOs include multiclass pass-through securities, which can be equity interests in a trust composed of mortgage assets. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit.

           In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO series in innumerable ways, some of which bear substantially more risk than others. In particular, certain classes of CMOs and other types of mortgage pass-through securities, including interest only classes, principal only classes, inverse floaters, Z or accrual classes and companion classes, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holder to extreme reductions of yield and loss of principal. The Fund may invest in such high-risk, derivative Mortgage-Backed Securities.

           Stripped Mortgage-Backed Securities . The Fund may invest in stripped Mortgage-Backed Securities issued by the U.S. Government (“SMBS”). SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of Mortgage Assets. A common type of SMBS will have one class receiving all of the interest from the Mortgage Assets, while the other class will receive all of the principal. However, in some instances, one class will receive some of the interest and most of the principal while the other class will receive most of the interest and the remainder of the principal. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recover its initial investment in these securities. The market value of the class consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yield on a class of SMBS that receives all or most of the interest from Mortgage Assets are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

           Adjustable-Rate Mortgage Loans . Certain mortgage loans underlying the Mortgage-Backed Securities in which the Fund may invest will be adjustable rate mortgage loans (“ARMs”). ARMs eligible for inclusion in a mortgage pool will generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a gross margin, which is a fixed percentage spread over the Index Rate established for each ARM at the time of its origination.

           There are various types of indices which provide the basis for rate adjustments on ARMS. Commonly utilized indices include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury Bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one year LIBOR, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of the Fund’s portfolio and therefore in the NAV of the Fund’s shares will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.

           Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARMs. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and is repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to achieve equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases.

           Asset-Backed Securities . Asset-backed securities may involve certain risks that are not presented by Mortgage-Backed Securities arising primarily from the nature of the underlying assets (namely, credit card and automobile loan receivables as opposed to real estate mortgages). Non-mortgage asset-backed securities do not have the benefit of the same security interest in the collateral as Mortgage-Backed Securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

           Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could cause the Fund to experience difficulty in valuing or liquidating such securities.

           Miscellaneous. The yield characteristics of Mortgage-Backed Securities differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity. Conversely, if the Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity. Certain classes of CMOs and other types of mortgage pass-through securities, including those whose interest rates fluctuate based on multiples of a stated index, are designed to be highly sensitive to changes in prepayment and interest rates and can subject the holders thereof to extreme reductions of yield and possibly loss of principal.

           Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in the mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment by the Fund are likely to be greater during a period of declining interest rates and, as a result, likely to be reinvested at lower interest rates than during a period of rising interest rates. Mortgage-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

           No assurance can be given as to the liquidity of the market for certain Mortgage-Backed Securities, such as CMOs and multiclass pass-through securities. Determination as to the liquidity of such securities will be made in accordance with guidelines established by the Fund’s Board of Directors. In accordance with such guidelines, Leuthold Weeden Capital Management (the “Adviser”) will monitor the Fund’s investments in such securities with particular regard to trading activity, availability of reliable price information and other relevant information.

Convertible Securities

           The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Preferred Stocks

           The Fund may invest in preferred stocks. Preferred stock includes convertible and non-convertible preferred and preference stocks that are senior to common stock. Preferred stock has a preference over common stock in liquidation (and generally dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Zero Coupon U.S. Treasury Securities

           The Fund may invest in zero coupon U.S. Treasury securities which consist of U.S. Treasury Notes and Bonds that have been stripped of their unmatured interest coupons by the U.S. Department of Treasury. A zero coupon U.S. Treasury security pays no interest to its holders during its life and its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount much less than its face value. Zero coupon U.S. securities are generally subject to greater fluctuations in value in response to changing interest rates than debt obligations that pay interest currently.

Money Market Instruments

           The money market instruments in which the Fund may invest include conservative fixed-income securities, such as U.S. Treasury Bills, commercial paper rated A-1 by Standard & Poor’s Corporation (“S&P”), or Prime-1 by Moody’s Investors Service, Inc. (“Moody’s”), commercial paper master notes and repurchase agreements. Commercial paper master notes are unsecured promissory notes issued by corporations to finance short-term credit needs. They permit a series of short-term borrowings under a single note. Borrowings under commercial paper master notes are payable in whole or in part at any time upon demand, may be prepaid in whole or in part at any time, and bear interest at rates which are fixed to known lending rates and automatically adjusted when such known lending rates change. There is no secondary market for commercial paper master notes. The Fund’s investment adviser will monitor the creditworthiness of the issuer of the commercial paper master notes while any borrowings are outstanding.

           Repurchase agreements are agreements under which the seller of a security agrees at the time of sale to repurchase the security at an agreed time and price. The Fund will not enter into repurchase agreements with entities other than banks or invest over 15% of their net assets in repurchase agreements with maturities of more than seven days. If a seller of a repurchase agreement defaults and does not repurchase the security subject to the agreement, the Fund will look to the collateral security underlying the seller’s repurchase agreement, including the securities subject to the repurchase agreement, for satisfaction of the seller’s obligation to the Fund. In such event, the Fund might incur disposition costs in liquidating the collateral and might suffer a loss if the value of the collateral declines. In addition, if bankruptcy proceedings are instituted against a seller of a repurchase agreement, realization upon the collateral may be delayed or limited.

Foreign Securities

           The Fund may invest in securities of foreign issuers. In addition, a registered investment company in which the Fund may invest, may invest up to 100% of its assets in securities of foreign issuers. The Fund may also hold securities of U.S. and foreign issuers in the form of American Depository Receipts (“ADRs”) or American Depository Shares (“ADSs”), and they may each invest in securities of foreign issuers traded directly in the U.S. securities markets. Investments in foreign securities involve special risks and considerations that are not present when the Fund invests in domestic securities.

           There is often less information publicly available about a foreign issuer than about a U.S. issuer. Foreign issuers generally are not subject to accounting, auditing and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. This is particularly true of securities in emerging markets which can be extremely volatile. Foreign brokerage commissions, custodial expenses and other fees are also generally higher than for securities traded in the United States. There may also be difficulties in enforcing legal rights outside the United States. There may be a possibility of nationalization or expropriation of assets, imposition of currency exchange controls, confiscatory taxation, political or financial instability, and diplomatic developments which could affect the value of investments in certain foreign countries. Legal remedies available to investors may be more limited than those available with respect to investments in the United States or in other foreign countries. Income received from foreign investments may be reduced by withholding and other taxes imposed by such countries.

           Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, inflation rate, capital reinvestment, resource self-sufficiency and balance of payment positions. The economies of countries with emerging markets may be predominately based on only a few industries, may be highly vulnerable to changes in global trade conditions, and may suffer from extreme and volatile debt or inflation rates. Debt obligations of issuers located in, or of, developing countries involve a high degree of risk and may be in default or present the risk of default.

           Foreign Currency Transactions . Since the Fund may purchase securities denominated in foreign currencies, and a registered investment company in which the Fund may invest may purchase securities denominated in foreign currencies, changes in foreign currency exchange rates will affect, either directly or indirectly, the value of the Fund’s assets from the perspective of U.S. investors. The Fund may seek to protect themselves against the adverse effects of currency exchange rate fluctuations by entering into currency forward, futures or options contracts. Hedging transactions may not, however, always be fully effective in protecting against adverse exchange rate fluctuations. Furthermore, hedging transactions involve transaction costs and the risk that the registered investment company might lose money; either because exchange rates move in an unexpected direction, because another party to a hedging contract defaults or for other reasons. Hedging transactions also limit any potential gain which might result if exchange rates moved in a favorable direction. The value of foreign investments and the investment income derived from them may also be affected (either favorably or unfavorably) by exchange control regulations. In addition, the value of foreign fixed-income investments will fluctuate in response to changes in U.S. and foreign interest rates.

           To manage the currency risk accompanying investments in foreign securities and to facilitate the purchase and sale of foreign securities, the Fund may engage in foreign currency transactions on a spot (cash) basis at the spot rate prevailing in the foreign currency exchange market or through entering into contracts to purchase or sell foreign currencies at a future date (“forward foreign currency” contracts or “forward” contracts).

           A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are principally traded in the inter-bank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement and no commissions are charged at any stage for trades.

           When the Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to “lock in” the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of a fixed amount of U.S. dollars equal to the amount of foreign currency involved in the underlying security transaction, the Fund can protect itself against a possible loss, resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which the payment is made or received.

           When the Adviser believes that a particular foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell a fixed amount of the foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. The Fund will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Fund to deliver an amount of foreign currency in excess of the value of the Fund’s securities or other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that the best interests of the Fund will be served.

           At the maturity of a forward contract, the Fund may either sell the portfolio securities and make delivery of the foreign currency, or it may retain the securities and terminate its contractual obligation to deliver the foreign currency by purchasing an “offsetting” contract obligating it to purchase, on the same maturity date, the same amount of foreign currency.

           If the Fund retains the portfolio securities and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a forward contract to sell the foreign currency. Should forward prices decline during the period when the Fund entered into the forward contract for the sale of a foreign currency and the date it entered into an offsetting contract for the purchase of the foreign currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent that the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

           Shareholders should note that: (1) foreign currency hedge transactions do not protect against or eliminate fluctuations in the prices of particular portfolio securities (namely, if the price of such securities declines due to an issuer’s deteriorating credit situation); and (2) it is impossible to forecast with precision the market value of securities at the expiration of a forward contract. Accordingly, the Fund may have to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the Fund’s securities is less than the amount of the foreign currency upon expiration of the contract. Conversely, the Fund may have to sell some of its foreign currency received upon the sale of a portfolio security if the market value of the Fund’s securities exceed the amount of foreign currency the Fund is obligated to deliver. The Fund’s dealings in forward foreign currency exchange contracts will be limited to the transactions described above.

           Although the Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. The Fund will do so from time to time and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

           The Fund may purchase and sell currency futures and purchase and write currency options to increase or decrease its exposure to different foreign currencies. The uses and risks of currency options and futures are similar to options and futures relating to securities or indices, as discussed above. Currency futures contracts are similar to forward foreign currency contracts, except that they are traded on exchanges (and have margin requirements) and are standardized as to contract size and delivery date. Most currency futures contracts call for payment or delivery in U.S. dollars. The underlying instrument of a currency option may be a foreign currency, which generally is purchased or delivered in exchange for U.S. dollars, or may be a futures contract. The purchaser of a currency call obtains the right to purchase the underlying currency, and the purchaser of a currency put obtains the right to sell the underlying currency.

           Currency futures and options values can be expected to correlate with exchange rates, but may not reflect other factors that affect the value of the Fund’s investments. A currency hedge, for example, should protect a Yen-dominated security from a decline in the Yen, but will not protect the Fund against a price decline resulting from deterioration in the issuer’s creditworthiness. Because the value of the Fund’s foreign-denominated investments change in response to many factors other than exchange rates, it may not be possible to match the amount of currency options and futures to the value of the Fund’s investments exactly over time.

           Investments in ADRs or ADSs . As noted above, the Fund may hold securities of U.S. and foreign issuers in the form of ADRs or ADSs. These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. ADRs and ADSs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. Generally, ADRs and ADSs in registered form are designed for use in U.S. securities markets.

           ADR facilities may be either “sponsored” or “unsponsored.” While similar, distinctions exist relating to the rights and duties of ADR holders and market practices. A depository may establish an unsponsored facility without the participation by or consent of the issuer of the deposited securities, although a letter of non-objection from the issuer is often requested. Holders of unsponsored ADRs generally bear all the costs of such facility, which can include deposit and withdrawal fees, currency conversion fees and other service fees. The depository of an unsponsored facility may be under no duty to distribute shareholder communications from the issuer or pass through voting rights. Issuers of unsponsored ADRs are not obligated to disclose material information in the U.S. and, therefore, there may not be a correlation between such information and the market value of the ADR. Sponsored facilities enter into an agreement with the issuer that sets out rights and duties of the issuer, the depository and the ADR holder. This agreement also allocates fees among the parties. Most sponsored agreements also provide that the depository will distribute shareholder notices, voting instructions and other communications. The Fund may invest in sponsored and unsponsored ADRs.

Short Sales

           The Fund may seek to realize additional gains through effecting short sales of securities, although the Fund has no current intention of effecting short sales. Short selling involves the sale of borrowed securities. At the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividend or interest which accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed. Until the Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain cash or liquid securities at such a level that the amount so maintained plus the amount deposited with the broker as collateral will equal the current value of the security sold short; or (b) otherwise cover the Fund’s short position. For example if the Fund believes the price of the stock of XYZ Corp. (which is currently $50 per share) will decline, it will borrow shares of XYZ Corp. from a securities lender and then sell the borrowed shares in the open market. Later the Fund will purchase shares of XYZ Corp. in the open market to return to the securities lender. If it purchases shares of XYZ Corp. for less than $50 per share, it will have realized a gain, and if it purchases shares of XYZ Corp. for more than $50 per share, it will have realized a loss. The Fund’s goal when effecting short sales is to “Sell high and Buy low.”

           The Fund may make short sales “against the box” (namely, when a security identical to or convertible or exchangeable into one owned by the Fund is borrowed and sold short). Selling short “against the box” is not a principal investment strategy of the Fund.

High Yield and Other Securities

           The Fund may invest in corporate debt securities, including bonds and debentures (which are long-term) and notes (which may be short or long-term). A registered investment company in which the Fund invests may also invest in such debt securities. These debt securities may be rated investment grade by S&P or Moody’s. Securities rated BBB by S&P or Baa by Moody’s, although investment grade, exhibit speculative characteristics and are more sensitive than higher rated securities to changes in economic conditions. The Fund (and registered investment companies in which the Fund may, at times, invest) may also invest in securities that are rated below investment grade. Investments in high yield securities (namely, less than investment grade), while providing greater income and opportunity for gain than investments in higher-rated securities, entail relatively greater risk of loss of income or principal. Lower-grade obligations are commonly referred to as “junk bonds”. Market prices of high-yield, lower-grade obligations may fluctuate more than market prices of higher-rated securities. Lower grade, fixed income securities tend to reflect short-term corporate and market developments to a greater extent than higher-rated obligations which, assuming no change in their fundamental quality, react primarily to fluctuations in the general level of interest rates.

           The high yield market at times is subject to substantial volatility. An economic downturn or increase in interest rates may have a more significant effect on the high yield securities in an underlying registered investment company’s portfolio and their markets, as well as on the ability of securities’ issuers to repay principal and interest. Issuers of high yield securities may be of low creditworthiness and the high yield securities may be subordinated to the claims of senior lenders. During periods of economic downturn or rising interest rates the issuers of high yield securities may have greater potential for insolvency and a higher incidence of high yield bond defaults may be experienced.

           The prices of high yield securities have been found to be less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic changes or individual corporate developments. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. If the issuer of a high yield security owned by the Fund (or by a registered investment company in which the Fund invests) defaults, the Fund (or such registered investment company) may incur additional expenses in seeking recovery. Periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield securities and the Fund’s net asset value. Yields on high yield securities will fluctuate over time. Furthermore, in the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes and therefore tend to be more volatile than the market prices of securities which pay interest periodically and in cash.

           Certain securities held by the Fund (or a registered investment company in which the Fund invests), including high yield securities, may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund (or such registered investment company) would have to replace the security with a lower yielding security, resulting in a decreased return for the investor. Conversely, a high yield security’s value will decrease in a rising interest rate market, as will the value of the Fund’s (or the underlying registered investment company’s) net assets.

           The secondary market for high yield securities may at times become less liquid or respond to adverse publicity or investor perceptions making it more difficult for the Fund (or a registered investment company in which the Fund invests) to value accurately high yield securities or dispose of them. To the extent the Fund (or a registered investment company in which the Fund invests) owns or may acquire illiquid or restricted high yield securities, these securities may involve special registration responsibilities, liabilities and costs, and liquidity difficulties, and judgment will play a greater role in valuation because there is less reliable and objective data available.

           Special tax considerations are associated with investing in high yield bonds structured as zero coupon or pay-in-kind securities. The Fund (or a registered investment company in which the Fund invests) will report the interest on these securities as income even though it receives no cash interest until the security’s maturity or payment date. Further, the Fund (or a registered investment company in which the Fund invests) must distribute substantially all of its income to its shareholders to qualify for pass-through treatment under the tax law. Accordingly, the Fund (or a registered investment company in which the Fund invests) may have to dispose of its portfolio securities under disadvantageous circumstances to generate cash or may have to borrow to satisfy distribution requirements.

           Credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Since credit rating agencies may fail to timely change the credit ratings to reflect subsequent events, the investment adviser to the Fund (or a registered investment company in which the Fund invests) will monitor the issuers of high yield securities in the portfolio to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the securities’ liquidity so the Fund can meet redemption requests. To the extent that the Fund (or a registered investment company in which the Fund invests) invests in high yield securities, the achievement of its investment objective may be more dependent on its own credit analysis than is the case for higher quality bonds. The Fund (or a registered investment company in which the Fund invests) may retain a portfolio security whose rating has been changed.

Investment in Subsidiaries

           The Fund may invest up to 25% of its total assets in foreign wholly-owned subsidiaries. The Fund will invest in such subsidiaries in order to gain exposure to the investment returns of the commodities markets within the limitations of the federal tax law requirements applicable to regulated investment companies. By investing in the subsidiaries, the Fund may be considered to be investing indirectly in the same investments as the subsidiaries and are indirectly exposed to the risks associated with those investments.

Registered Investment Companies

           The Fund may invest up to 25% of its net assets in shares of registered investment companies. The Fund will not purchase or otherwise acquire shares of any registered investment company (except for purchases of money market funds or as part of a plan of merger, consolidation or reorganization approved by the stockholders of the Fund) if (a) the Fund and its affiliated persons would own more than 3% of any class of securities of such registered investment company or (b) more than 5% of its net assets would be invested in the shares of any one registered investment company. If the Fund purchases more than 1% of any class of security of a registered open-end investment company, such investment will be considered an illiquid investment.

           Any investment in a registered investment company involves investment risk. Additionally an investor could invest directly in the registered investment companies in which the Fund invests. By investing indirectly through the Fund, an investor bears not only his or her proportionate share of the expenses of the Fund (including operating costs and investment advisory fees) but also indirect similar expenses of the registered investment companies in which the Fund invests. An investor may also indirectly bear expenses paid by registered investment companies in which the Fund invests related to the distribution of such registered investment company’s shares.

           Under certain circumstances an open-end investment company in which the Fund invests may determine to make payment of a redemption by the Fund (wholly or in part) by a distribution in kind of securities from its portfolio, instead of in cash. As a result, the Fund may hold such securities until its investment adviser determines it appropriate to dispose of them. Such disposition will impose additional costs on the Fund.

           Investment decisions by the investment advisers to the registered investment companies in which the Fund invests are made independently of the Fund and its investment adviser. At any particular time, one registered investment company in which the Fund invests may be purchasing shares of an issuer whose shares are being sold by another registered investment company in which the Fund invests. As a result, the Fund indirectly would incur certain transactional costs without accomplishing any investment purpose.

           Although the Fund will not concentrate its investments, registered investment companies in which the Fund may invest may concentrate its investments within one industry (namely,

sector funds). Since the investment alternatives within an industry are limited, the value of the shares of such a registered investment company may be subject to greater market fluctuation than a registered investment company which invests in a broader range of securities.

Metals

           The Fund may invest directly in metals such as aluminum, copper, zinc, lead, nickel, tin, silver, palladium and other industrial and precious metals. In connection with such investments the Fund may enter into agreements where they “pre-pay” for metals which are delivered at a later date (“Pre-Paid Physical Agreements”). When investing in metals there is the risk that parties that act as custodians for the metals held by the Fund or with which they have entered into Pre-Paid Physical Agreements may become insolvent and file for bankruptcy protection. In addition, the Fund may invest in companies that manufacture and distribute such metals, companies that invest in other companies engaged in activities related to such metals and securities indexed to the price of such metals or companies. The prices of such metals may be subject to substantial price fluctuations and may be affected by broad economic, financial and political factors, including inflation, metal sales by governments or international agencies, speculation, changes in industrial and commercial demand, currency devaluations or revaluations, trade imbalances and governmental prohibitions or restrictions. Further, investments in metals can present concerns such as delivery, storage and maintenance, possible illiquidity and the unavailability of accurate market valuations. Investment in metals earns no investment income and may involve higher custody and transaction costs than investments in securities.

           For the Fund to qualify as a regulated investment company under current federal tax law, gains from selling metals may not exceed 10% of the Fund’s gross income for its taxable year. This tax requirement could cause the Fund to hold or sell precious metals or securities when it would not otherwise do so, and if the requirement is not satisfied, could cause the Fund to be taxed as a corporation with respect to all of its income.

Natural Resources

           The Fund may invest in securities of companies that engage in, invest in or sponsor mineral exploration or development programs. Investments in companies in natural resources industries can be significantly affected by (often rapid) changes in supply of, or demand for, various natural resources. They may also be affected by changes in energy prices, international political and economic developments, environmental incidents, energy conservation, the success of exploration projects, changes in commodity prices, and tax and other government regulations.

Illiquid Securities, Private Placements, Restricted Securities, and IPOs and Other Limited Opportunities

           The Fund may invest up to 15% of its net assets in securities for which there is no readily available market (“illiquid securities”). The 15% limitation includes securities whose disposition would be subject to legal restrictions (“restricted securities”). Illiquid and restricted securities often have a market value lower than the market price of unrestricted securities of the same issuer and are not readily marketable without some time delay. This could result in the Fund being unable to realize a favorable price upon disposition of such securities and in some cases might make disposition of such securities at the time desired by the Fund impossible.

           Private Placements and Restricted Investments . Illiquid securities include securities of private issuers, securities traded in unregulated or shallow markets, and securities that are purchased in private placements and are subject to legal or contractual restrictions on resale. Because relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer’s financial condition, the Fund could have difficulty selling them when the Adviser believes it advisable to do so or may be able to sell them only at prices that are lower than if they were more widely held. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

           While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually restricted securities or are “not readily marketable.” Restricted securities cannot be sold without being registered under the Securities Act of 1933, as amended (the “1933 Act”), unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale. The Fund may have to bear the expense of registering restricted securities for resale and the risk of substantial delay in effecting registration. The Fund selling its securities in a registered offering may be deemed to be an “underwriter” for purposes of Section 11 of the 1933 Act. In such event, the Fund may be liable to purchasers of the securities under Section 11 if the registration statement prepared by the issuer, or the prospectus forming a part of it, is materially inaccurate or misleading, although the Fund may have a due diligence defense.

           At times, the inability to sell illiquid securities can make it more difficult to determine their fair value for purposes of computing the Fund’s net asset value. The judgment of the Adviser normally plays a greater role in valuing these securities than in valuing publicly traded securities.

           IPOs and Other Limited Opportunities . The Fund may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available, and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the net asset value and return earned on the Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares, and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.

Lending Portfolio Securities

           In order to generate additional income, the Fund may lend portfolio securities constituting up to 30% of its total assets to unaffiliated broker-dealers, banks or other recognized institutional borrowers of securities, provided that the borrower at all times maintains cash, U.S. Government securities or equivalent collateral or provides an irrevocable letter of credit in favor of the Fund equal in value to at least 100% of the value of the securities loaned. During the time portfolio securities are on loan, the borrower pays the lending Fund an amount equivalent to any dividends or interest paid on such securities, and the Fund may receive an agreed-upon amount of interest income from the borrower who delivered equivalent collateral or provided a letter of credit. Loans are subject to termination at the option of the lending Fund or the borrower. The lending Fund may pay reasonable administrative and custodial fees in connection with a loan of portfolio securities and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The lending Fund does not have the right to vote securities on loan, but could terminate the loan and regain the right to vote if that were considered important with respect to the investment.

           The primary risk in securities lending is a default by the borrower during a sharp rise in price of the borrowed security resulting in a deficiency in the collateral posted by the borrower. The Fund will seek to minimize this risk by requiring that the value of the securities loaned will be computed each day and additional collateral be furnished each day if required.

Borrowing

           The Fund is authorized to borrow money from banks but may not borrow money for investment purposes. The Fund will not purchase any portfolio securities or effect short sales while any borrowed amounts remain outstanding. Typically, if the Fund borrows money, it will be for the purpose of facilitating portfolio management by enabling the Fund to meet redemption requests when the liquidation of portfolio investments would be inconvenient or disadvantageous. If the Fund’s borrowing exceeds 5% of its net assets or if not repaid within sixty days, it must maintain asset coverage (total assets less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund within three business days will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

Portfolio Turnover

           The Fund’s annual portfolio turnover rate indicates changes in the Fund’s portfolio and is calculated by dividing the lesser of purchases or sales of securities (excluding securities having maturities at acquisition of one year or less) for the fiscal year by the monthly average of the value of the portfolio securities (excluding securities having maturities at acquisition of one year or less) owned by the Fund during the fiscal year.

Disclosure of Portfolio Holdings

           Fund Service Providers – Fund Administrator, Independent Registered Public Accounting Firm and Custodian. The Fund has entered into arrangements with certain third party service providers for services that require these groups to have access to the Fund’s portfolios on a daily basis. For example, the Fund’s administrator is responsible for maintaining the accounting records of the Fund, which includes maintaining a current portfolio of the Fund. The Fund also undergoes an annual audit which requires the Fund’s independent registered public accounting firm to audit the Fund’s portfolio as of the balance sheet date. In addition to the Fund’s administrator, the Fund’s custodian also maintains an up-to-date list of the Fund’s holdings, and the Fund’s financial printer, in connection with the printing of Fund publications for distribution to shareholders, receives portfolio holdings information. Each of these parties is contractually and/or ethically prohibited from sharing the Fund’s portfolios unless specifically authorized by the Fund.

           Also, from time to time the Fund’s investment adviser may receive requests for proposals (“RFPs”) from consultants or potential clients that request information about the Fund’s holdings on an accelerated basis. As long as such requests are on a one time basis, and do not result in continued receipt of data, such information may be provided in the RFP as of the most recent month end regardless of lag time. Such information will be provided with a confidentiality legend and only in cases where the Fund’s investment adviser has reason to believe that the data will be used only for legitimate purposes and not for trading.

           Rating and Ranking Organizations. The Fund may provide its entire portfolio to the following rating and ranking organizations:

Morningstar, Inc.
Lipper, Inc.
Standard & Poor’s Ratings Group
Bloomberg L.P.

           The Fund’s management has determined that these organizations provide investors with a valuable service and, therefore, are willing to provide them with portfolio information. The Fund may not pay these organizations or receive any compensation from them for providing this information.

           The Fund may provide portfolio information to these organizations on either a monthly or quarterly basis but not until such information is at least 15 days old.

           Other Disclosure. At the end of each month on the Fund’s website (www.leutholdfunds.com), the Fund publishes its industry group weightings. This information is updated approximately 5 to 10 calendar days following the end of each month. It is available to anyone that visits the website.

           The Fund may also provide top ten portfolio holdings in certain marketing materials, which holdings will be posted contemporaneously on the Fund’s website. In addition, the Fund may include with such disclosure information that includes, among other things, the top contributors/detractors from Fund performance.

DIRECTORS AND OFFICERS OF THE CORPORATION

           As a Maryland corporation, the business and affairs of the Corporation are managed by its officers under the direction of its Board of Directors. (The portfolios in the Leuthold Fund Family are the only mutual funds in a “fund complex,” as such term is defined in the 1940 Act.) The name, age, address, principal occupation(s) during the past five years, and other information with respect to each of the current directors and officers of the Corporation are as follows (the ages are as of January 31, 2010):

Name, Address and Age	Position(s) Held with Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen By Directors	Other Directorships Held by Director

“Noninterested Persons”

Lawrence L. Horsch c/o Leuthold Weeden Capital Management 33 South Sixth Street Suite 4600 Minneapolis, MN 55402 Age: 74	Chairman and Director	Indefinite, Director since 1995	Chairman, Eagle Management & Financial Corp., a management consulting firm	9	None

Paul N. Kelnberger 332 Minnesota Street Suite E1100 St. Paul, MN 55101 Age: 66	Director and Chair of Audit Committee	Indefinite, Director since 1995	Consultant to Johnson, West & Co., PLC	9	None

Addison L. Piper c/o Leuthold Weeden Capital Management 33 South Sixth Street Suite 4600 Minneapolis, MN 55402 Age: 63	Director	Indefinite, Director since 2009	Retired Chairman and Chief Executive Officer of Piper Jaffray Companies. Served as Vice Chairman of Piper Jaffray Companies from 2003 to 2006.	9	Piper Jaffray Companies and Renaissance Learning, Inc.

Name, Address and Age	Position(s) Held with Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen By Directors	Other Directorships Held by Director

“Interested Persons”

Steven C. Leuthold 33 South Sixth Street Suite 4600	Director	Indefinite, Director since 1995	Chief Investment Officer and managing member of Leuthold, Weeden	9	None
Minneapolis, MN 55402 Age: 72	President	One year term, President since 1993	Capital Management (the “Adviser”)

John C. Mueller 33 South Sixth Street Suite 4600 Minneapolis, MN 55402 Age: 41	Director	Indefinite, Director since 2009	Co-Chief Executive Officer of The Leuthold Group since 2005. Involved in Sales and Marketing for The Leuthold Group since 2001	9	None

Edward C. Favreau 33 South Sixth Street Suite 4600 Minneapolis, MN 55402 Age: 58	Vice President	One year term, Vice President since 1999	Manager of Marketing and Sales of the Adviser since 1999. Prior to joining the Adviser, he was Vice President and Sales Manager of U.S. Bancorp Investments, Inc.	N/A	None

Holly J. Weiss 33 South Sixth Street Suite 4600 Minneapolis, MN 55402 Age: 41	Secretary and Treasurer	One year term, Secretary and Treasurer since 2009	Controller of the Adviser since 2008. Prior to joining the Adviser, she was Controller for Churchill Capital Mezzanine Finance from 2001 to 2008.	N/A	N/A

Name, Address and Age	Position(s) Held with Corporation	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in the Fund Complex Overseen By Directors	Other Directorships Held by Director

“Interested Persons”

Roger A. Peters 33 South Sixth Street Suite 4600 Minneapolis, MN 55402 Age: 49	Vice President and Chief Compliance Officer Assistant Secretary	One year term, Chief Compliance Officer since 2006 and Vice President since 2007 One year term, Assistant Secretary since 2006	Chief Compliance Officer of the Adviser since 2005. Prior to joining the Adviser, he was Vice President, Commercial Product Management of U.S. Bank from 2003-2005.	N/A	N/A

Glenn R. Larson 33 South Sixth Street Suite 4600 Minneapolis, MN 55402 Age: 44	Assistant Secretary	One year term, Assistant Secretary since 2006	Compliance Officer of the Adviser since 2005. Prior to joining the Adviser, he was a Compliance Representative of U.S. Bancorp Investment Services, Inc. from 2003 until 2005.	N/A	N/A

           The Corporation’s Board of Directors has an audit committee whose members are Messrs. Piper, Horsch and Kelnberger. The primary functions of the audit committee are to recommend to the Board of Directors the independent auditors to be retained to perform the annual audit, to review the results of the audit, to review the Fund’s internal controls and to review certain other matters relating to the independent auditors and financial records. The audit committee held two meetings during the fiscal year ended September 30, 2009.

           The Corporation’s Board of Directors has no other committees.

           The Corporation’s standard method of compensating directors is to pay each director who is not an interested person of the Corporation a fee of $11,250 for each meeting of the Board of Directors attended. The Corporation also pays additional compensation to the Chairman of the Board and the Chairman of the Audit Committee. In fiscal 2010, the Corporation expects to pay Mr. Kelnberger $57,500, Mr. Piper $50,000 and Mr. Horsch $65,000. The Corporation also may reimburse its directors for travel expenses incurred in order to attend meetings of the Board of Directors.

           The table below sets forth the compensation paid by the Corporation to each of the directors of the Corporation who served during the fiscal year ended September 30, 2009:

COMPENSATION TABLE

Name of Person	Aggregate Compensation from Corporation	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Corporation and Fund Complex Paid to Directors

“Interested Persons”

Steven C. Leuthold	$0	$0	$0	$0

John C. Mueller (1)	$0	$0	$0	$0

Edward C. Favreau (1)	$0	$0	$0	$0

“Noninterested Persons”

Lawrence L. Horsch	$67,500	$0	$0	$67,500

Paul M. Kelnberger	$58,125	$0	$0	$58,125

Addison L. Piper (1)	$31,250	$0	$0	$31,250

John S. Chipman (2)	$17,500	$0	$0	$17,500

           (1) Mr. Favreau resigned as a director effective as of November 25, 2008. Mr. Mueller and Mr. Piper became directors effective as of this same date, and were not directors during the fiscal year ended September 30, 2008.

           (2) Mr. Chipman resigned as a director effective as of January 2, 2009.

           The Corporation and the Adviser have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. This code of ethics permits personnel subject thereto to invest in securities, including securities that may be purchased or held by the Fund. This code of ethics generally prohibits, among other things, persons subject thereto from purchasing or selling securities if they know at the time of such purchase or sale that the security is being considered for purchase or sale by the Fund or is being purchased or sold by the Fund.

           The Fund votes proxies in accordance with the Adviser’s proxy voting policy. The Adviser generally follows the so-called “Wall Street Rule” (namely, it votes as management recommends or sells the stock prior to the meeting). The Adviser believes that following the “Wall Street Rule” is consistent with the economic best interests of the Fund. When management makes no recommendation, the Adviser will not vote proxies unless the Adviser determines the failure to vote would have a material adverse effect on the Fund. If the Adviser determines that the failure to vote would have a material adverse effect on the Fund, the Adviser will vote in accordance with what it believes are the economic best interests of the Fund. Consistent with its duty of care the Adviser monitors proxy proposals just as it monitors other corporate events affecting the companies in which the Fund invests. In the event that a vote presents a conflict of interest between the interests of the Fund and the Adviser, the Adviser will disclose the conflict to the Boards of Directors and, consistent with its duty of care and duty of loyalty, “echo” vote the securities (namely, vote for and against the proposal in the same proportion as all other shareholders). Information on how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 may be requested by calling 1-800-273-6886. This information is also available on the Securities and Exchange Commission’s website at http://www.sec.gov.

OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

           As of the date of this Statement of Additional Information, the Fund had not yet commenced operations, and had no shares outstanding.

           The following tables sets forth the aggregate dollar range of equity securities of all the portfolios in the Leuthold Fund Family beneficially owned by the current directors of the Corporation as of December 31, 2009.

Name of Director	Aggregate Dollar Range of Equity Securities in Leuthold Fund Family

Interested Persons

Steven C. Leuthold	Over $100,000

John C. Mueller	Over $100,000

Noninterested Persons

Lawrence L. Horsch	$10,001-$50,000

Paul M. Kelnberger	Over $100,000

Addison L. Piper	None

INVESTMENT ADVISER, PORTFOLIO MANAGERS, ADMINISTRATOR,
CUSTODIAN, TRANSFER AGENT AND ACCOUNTING SERVICES AGENT

The Adviser

           The investment adviser to the Fund is Leuthold Weeden Capital Management, 33 South Sixth Street, Suite 4600, Minneapolis, Minnesota 55402. Pursuant to the investment advisory agreement entered into between the Corporation and the Adviser with respect to the Fund (the “Advisory Agreement”), the Adviser furnishes continuous investment advisory services to the Fund. The Adviser is controlled by Steven C. Leuthold who is the chief investment officer and the principal shareholder of the managing member of the Adviser. The Adviser supervises and manages the investment portfolio of the Fund and, subject to such policies as the Board of Directors of the Corporation may determine, directs the purchase or sale of investment securities in the day-to-day management of the Fund’s investment portfolio. Under the Advisory Agreement, the Adviser, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for managing the investments of the Fund and pays salaries and fees of all officers and directors of the Corporation (except the fees paid to directors who are not interested persons of the Adviser). For the foregoing, the Adviser receives a monthly fee based on the Fund’s average daily net assets at the annual rate of 1.00%.

           The Fund pays all of its expenses not assumed by the Adviser including, but not limited to, the costs of preparing and printing its registration statements required under the Securities Act of 1933 and the 1940 Act and any amendments thereto, the expenses of registering its shares with the Securities and Exchange Commission and in the various states, the printing and distribution cost of prospectuses mailed to existing stockholders, the cost of director and officer liability insurance, reports to stockholders, reports to government authorities and proxy statements, interest charges, brokerage commissions, and expenses incurred in connection with portfolio transactions. The Fund also pays the fees of directors who are not officers of the Corporation or interested persons of the Adviser, salaries of administrative and clerical personnel, association membership dues, auditing and accounting services, fees and expenses of any custodian or trustees having custody of assets of the Fund, expenses of calculating the net asset value and repurchasing and redeeming shares, and charges and expenses of dividend disbursing agents, registrars, and share transfer agents, including the cost of keeping all necessary stockholder records and accounts and handling any problems relating thereto.

           As of the date of this Statement of Additional Information, the Fund had not yet commenced operations and had not incurred any advisory fees payable to the Adviser.

           The Adviser has undertaken to reimburse the Fund to the extent that the aggregate annual operating expenses, including the investment advisory fee and the administration fee but excluding all federal, state and local taxes, interest, reimbursement payments to securities lenders for dividend and interest payments on securities sold short, acquired fund fees and expenses, brokerage commissions and extraordinary items, exceed 1.85% of the average daily net assets of the Fund for such year, as determined by valuations made as of the close of each business day of the year. The Fund monitors its expense ratio on a monthly basis. If the accrued amount of the expenses of the Fund exceeds the applicable expense limitation, the Fund creates an account receivable from the Adviser for the amount of such excess. In such a situation the monthly payment of the Adviser’s fee will be reduced by the amount of such excess (and if the amount of such excess in any month is greater than the monthly payment of the Adviser’s fee, the Adviser will pay the Fund the amount of such difference), subject to adjustment month by month during the balance of the Fund’s fiscal year if accrued expenses thereafter fall below this limit. If, in any of the three fiscal years following any fiscal year in which the Adviser has reimbursed the Fund for excess expenses, the Fund’s expenses, as a percentage of the Fund’s average net assets, are less than the applicable expense ratio limit, the Fund shall repay to the Adviser the amount the Adviser reimbursed the Fund; provided, however, that the Fund’s expense ratio shall not exceed the applicable limit.

           The Advisory Agreement for the Fund will remain in effect for two years from its effective date and thereafter continues in effect as long as its continuance is specifically approved at least annually (i) by the Board of Directors of the Corporation or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund, and (ii) by the vote of a majority of the directors of the Corporation who are not parties to the Advisory Agreement or interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time without the payment of any penalty, by the Board of Directors of the Corporation or by vote of the majority of the Fund’s stockholders on sixty (60) days’ written notice to the Adviser, and by the Adviser on the same notice to the Corporation, and that it shall be automatically terminated if it is assigned.

           The Advisory Agreement provides that the Adviser shall not be liable to the Corporation or its stockholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties. The Advisory Agreement also provides that the Adviser and its officers, directors and employees may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

           See “ALLOCATION OF PORTFOLIO BROKERAGE” for a discussion of the benefits derived by the Adviser from soft dollar arrangements during the last fiscal year. None of the directors who are “Disinterested Persons” of the Corporation, or any member of their immediate family, own shares of the Adviser or companies, other than registered investment companies, controlled by or under common control with the Adviser.

           The Adviser may pay compensation, out of its own funds and not as an expense of the Fund, to certain unaffiliated brokers, dealers or other financial intermediaries (“financial intermediaries”) in connection with the sale or retention of shares of the Fund or shareholder servicing. For example, the Adviser may pay additional compensation for the purpose of providing services to the Fund or to shareholders of the Fund, including shareholder servicing, transaction processing, sub-accounting services and marketing support. These payments, sometimes referred to as ‘‘revenue sharing,’’ do not change the price paid by investors to purchase the Fund’s shares or the amount the Fund receives as proceeds from such sales. The making of revenue sharing payments could create a conflict of interest for financial intermediaries receiving such payments.

Portfolio Managers

           The sole investment adviser to the Fund is Leuthold Weeden Capital Management. The portfolio managers to the Fund may have responsibility for the day-to-day management of accounts other than the Fund. Information regarding these other accounts is set forth below. The number of accounts and assets is shown as of September 30, 2009.

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based

Name of Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Matthew B. Paschke	0	4	252	0	4	0

	$0	$104,102,342	$857,349,984	$0	$104,102,342	$0

	Number of Other Accounts Managed and Total Assets by Account Type			Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based

Name of Portfolio Managers	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Greg M. Swenson	0	3	6	0	3	0

	$0	$63,352,693	$31,534,045	$0	$63,352,693	$0

           The portfolio managers of the Adviser are often responsible for managing other accounts. The Adviser typically assigns accounts with similar investment strategies to the portfolio managers to mitigate the potentially conflicting investment strategies of accounts. Other than potential conflicts between investment strategies, the side-by-side management of the Fund and other accounts may raise potential conflicts of interest due to the interest held by the Adviser or one of its affiliates in an account and certain trading practices used by the portfolio managers (for example, cross trades between the Fund and another account and allocation of aggregated trades). The Adviser has developed policies and procedures reasonably designed to mitigate those conflicts. In particular, the Adviser has adopted policies limiting the ability of portfolio managers to cross securities between Funds and policies designed to ensure the fair allocation of securities purchased on an aggregated basis.

           The portfolio managers are compensated in various forms. The following table outlines the forms of compensation paid to each portfolio manager as of September 30, 2009.

Name of Portfolio Managers	Form of Compensation	Source of Compensation	Method Used to Determine Compensation (Including Any Differences in Method Between Account Types)

Matthew B. Paschke	Salary/Bonus	Leuthold Weeden Capital Management

Mr. Paschke receives a fixed salary that is set by reference to industry standards. He also receives an annual subjective bonus based solely on the overall profitability of the Adviser after taxes for the prior fiscal year and based on an evaluation of all the duties he performs for the Adviser. Certain non-mutual fund portfolios may offer performance compensation to Mr. Paschke.

Greg M. Swenson	Salary/Bonus	Leuthold Weeden Capital Management

Mr. Swenson receives a fixed salary that is set by reference to industry standards. He also receives an annual subjective bonus based solely on the overall profitability of the Adviser after taxes for the prior fiscal year and based on an evaluation of all the duties he performs for the Adviser. Certain non-mutual fund portfolios may offer performance compensation to Mr. Swenson.

           As of the date of this Statement of Additional Information, the Fund had not yet commenced operations, and had no shares outstanding.

The Administrator

           The administrator to the Corporation is U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the “Administrator”). Pursuant to an Administration Servicing Agreement entered into between the Corporation and the Administrator (the “Administration Agreement”), the Administrator prepares and maintains the books, accounts and other documents required by the 1940 Act, responds to stockholder inquiries, prepares the Fund’s financial statements and tax returns, prepares certain reports and filings with the SEC and with state blue sky authorities, furnishes statistical and research data, clerical, accounting and bookkeeping services and stationery and office supplies, keeps and maintains the Fund’s financial and accounting records and generally assists in all aspects of the Fund’s operations. The Administrator, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for performing the services required to be performed by it under the Administration Agreement. For the foregoing, the Administrator receives from the Fund a fee, paid monthly at an annual rate of 0.04% of the first $1,500,000,000 of the Leuthold Fund Family’s average net assets, 0.03% of the next $1,500,000,000 of the Leuthold Fund Family’s average net assets, 0.02% of the next $1,500,000,000 of the Leuthold Fund Family’s average net assets and 0.015% of the Leuthold Fund Family’s average net assets in excess of $4,500,000,000. Notwithstanding the foregoing, the minimum annual fee payable to the Administrator is $210,000.

           As of the date of this Statement of Additional Information, the Fund had not yet commenced operations, and had not incurred any fees payable to the Administrator pursuant to the Administration Agreement.

           The Administration Agreement will remain in effect until terminated by either party. The Administration Agreement may be terminated at any time, without the payment of any penalty, by the Board of Directors of the Corporation upon the giving of ninety (90) days’ written notice to the Administrator, or by the Administrator upon the giving of ninety (90) days’ written notice to the Corporation.

           Under the Administration Agreement, the Administrator is required to exercise reasonable care and is not liable for any error or judgment or mistake of law or for any loss suffered by the Corporation in connection with its performance under the Administration Agreement, except a loss resulting from willful misfeasance, bad faith or negligence on the part of the Administrator in the performance of its duties under the Administration Agreement.

The Custodian

           U.S. Bank, N.A., an affiliate of U.S. Bancorp Fund Services, LLC, serves as custodian of the Fund’s assets pursuant to the Custody Agreement. Under the Custody Agreement, U.S. Bank, N.A. has agreed to (i) maintain a separate account in the name of the Fund, (ii) make receipts and disbursements of money on behalf of the Fund, (iii) collect and receive all income and other payments and distributions on account of the Fund’s portfolio investments, (iv) respond to correspondence from stockholders, security brokers and others relating to its duties, and (v) make periodic reports to the Fund concerning the Fund’s operations. U.S. Bank, N.A. does not exercise any supervisory function over the purchase and sale of securities.

The Transfer Agent

           U.S. Bancorp Fund Services, LLC serves as transfer agent and dividend disbursing agent for the Fund under a Transfer Agent Servicing Agreement. As transfer and dividend disbursing agent, U.S. Bancorp Fund Services, LLC has agreed to (i) issue and redeem shares of the Fund, (ii) make dividend and other distributions to stockholders of the Fund, (iii) respond to correspondence by Fund stockholders and others relating to its duties, (iv) maintain stockholder accounts, and (v) make periodic reports to the Fund.

The Fund Accounting Servicing Agent

           In addition, the Corporation has entered into an Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC pursuant to which U.S. Bancorp Fund Services, LLC has agreed to maintain the financial accounts and records of the Fund and provide other accounting services to the Fund. For its accounting services, U.S. Bancorp Fund Services, LLC is entitled to receive fees, payable monthly from the Leuthold Fund Family at an annual rate of 0.015% for the first $1 billion of average net assets and .0005% of average net assets exceeding $1 billion. Notwithstanding the foregoing, the minimum annual fee payable for accounting services is $180,000. U.S. Bancorp Fund Services, LLC is also entitled to certain out of pocket expenses, including pricing expenses.

           As of the date of this Statement of Additional Information, the Fund had not yet commenced operations, and had not incurred any fees payable to U.S. Bancorp Fund Services, LLC pursuant to the Fund Accounting Servicing Agreement.

Distributor

           Rafferty Capital Markets, LLC serves as the distributor for the Fund. Its principal business address is 59 Hilton Avenue, Garden City, New York 11530.

DISTRIBUTION PLANS

           The Fund has adopted a Service and Distribution Plan (the “12b-1 Plan”). The Institutional Shares of the Fund are not subject to the 12b-1 Plan. The 12b-1 Plan was adopted in anticipation that the Fund will benefit from the 12b-1 Plan through increased sales of shares, thereby reducing the Fund’s expense ratio and providing the Adviser with greater flexibility in management. The 12b-1 Plan authorizes payments by the Fund in connection with the distribution of its shares at an annual rate, as determined from time to time by the Board of Directors, of up to 0.25% of the Fund’s average daily net assets. Amounts paid under a 12b-1 Plan by the Fund may be spent by the Fund on any activities or expenses primarily intended to result in the sale of shares of the Fund, including but not limited to, advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. To the extent any activity is one which the Fund may finance without a plan pursuant to Rule 12b-1, the Fund may also make payments to finance such activity outside of the 12b-1 Plan and not subject to its limitations.

           The 12b-1 Plan may be terminated by the Fund at any time by a vote of the directors of the Corporation who are not interested persons of the Corporation and who have no direct or indirect financial interest in the 12b-1 Plan or any agreement related thereto (the “Rule 12b-1 Directors”) or by a vote of a majority of the outstanding shares of the Fund. Messrs. Piper, Horsch and Kelnberger are currently the Rule 12b-1 Directors. Any change in the 12b-1 Plan that would materially increase the distribution expenses of the Fund provided for in the 12b-1 Plan requires approval of the Board of Directors, including the Rule 12b-1 Directors, and a majority of the Fund’s shareholders.

           While the 12b-1 Plan is in effect, the selection and nomination of directors who are not interested persons of the Corporation will be committed to the discretion of the directors of the Corporation who are not interested persons of the Corporation. The Board of Directors of the Corporation must review the amount and purposes of expenditures pursuant to the 12b-1 Plan quarterly as reported to it by the distributor, if any, or officers of the Corporation. The 12b-1 plan will continue in effect for as long its continuance is specifically approved at least annually by the Board of Directors, including the Rule 12b-1 Directors.

           As of the date of this Statement of Additional Information, the Fund had not yet commenced operations, and had not incurred any fees pursuant to the 12b-1 Plan.

DETERMINATION OF NET ASSET VALUE

           The net asset value (or price) per share of the Fund is determined by dividing the total value of the Fund’s investments and other assets, less any liabilities, by its number of outstanding shares. The net asset value of the Fund normally will be determined as of the close of regular trading (currently 4:00 p.m. Eastern time) on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is open for trading Monday through Friday except New Year’s Day, Dr. Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, when any of the aforementioned holidays falls on a Saturday, the New York Stock Exchange will not be open for trading on the preceding Friday and when any such holiday falls on a Sunday, the New York Stock Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. The New York Stock Exchange also may be closed on national days of mourning.

           Securities listed on a national securities exchange (other than The NASDAQ OMX Group, Inc., referred to as NASDAQ) are valued at the last sale price on the day the valuation is made. Securities that are traded on NASDAQ under one of its three listing tiers, NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market, are valued at the Nasdaq Official Closing Price. Securities Price information on listed stocks is taken from the exchange where the security is primarily traded. Securities, including securities sold short, which are listed on an exchange but which are not traded on the valuation date are valued at the most recent bid prices. Unlisted securities for which market quotations are readily available are valued at the latest quoted bid price. Securities sold short which are not listed on an exchange but for which market quotations are readily available are valued at the average of the current bid and asked prices. Other assets, including investments in open-end investment companies, and securities for which no quotations are readily available are valued at fair value as determined in good faith by the Directors. Short-term instruments (those with remaining maturities of 60 days or less) are valued at amortized cost, which approximates market.

           Exchange traded options are valued at the last reported sale price on an exchange on which the option is traded. If no sales are reported on a particular day, the mean between the highest bid and lowest asked quotations at the close of the exchanges will be used. Non-exchange traded options also will be valued at the mean between the last bid and asked quotations. For options where market quotations are not readily available, fair value shall be determined.

           The Fund has adopted procedures pursuant to Rule 17a-7 under the Investment Company Act of 1940 pursuant to which the Fund may effect a purchase and sale transaction between Funds, with an affiliated person of the Fund (or an affiliated person of such an affiliated person) in which the Fund issues its shares in exchange for securities of a type which are permitted investments for the Fund. For purposes of determining the number of shares to be issued, the securities to be exchanged will be valued in accordance with the requirements of Rule 17a-7.

           The Fund may invest in foreign securities. Trading in foreign securities may be completed at times that vary from the closing of the New York Stock Exchange. The Fund’s policy is to value the foreign securities at the latest closing price on the exchange on which they are traded immediately prior to the closing of the New York Stock Exchange. Foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur between the times at which they are determined and the closing of the New York Stock Exchange. If these events materially affect the value of portfolio securities, then these securities may be valued at their value as determined in good faith by the Fund’s Board of Directors.

REDEMPTION OF SHARES

           The Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the New York Stock Exchange is restricted, as determined by the Securities and Exchange Commission, or that the Exchange is closed for other than customary weekend and holiday closings; (b) the Securities and Exchange Commission has by order permitted such suspension; (c) an emergency, as determined by the Securities and Exchange Commission, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

SYSTEMATIC WITHDRAWAL PLAN

           An investor who owns Retail Shares of the Fund worth at least $10,000 at the current net asset value may, by completing an application which may be obtained from the Fund or U.S. Bancorp Fund Services, LLC, create a Systematic Withdrawal Plan from which a fixed sum will be paid to the investor at regular intervals. To establish the Systematic Withdrawal Plan, the investor deposits Retail Shares of the Fund with the Corporation and appoints it as agent to effect redemptions of the shares held in the account for the purpose of making monthly or quarterly withdrawal payments of a fixed amount to the investor out of the account. Retail Shares of the

Fund deposited by the investor in the account need not be endorsed or accompanied by a stock power if registered in the same name as the account; otherwise, a properly executed endorsement or stock power, obtained from any bank, broker-dealer or the Corporation is required. The investor’s signature should be guaranteed by a bank, a member firm of a national stock exchange or other eligible guarantor.

           The minimum amount of a withdrawal payment is $100. These payments will be made from the proceeds of periodic redemptions of shares in the account at net asset value. Redemptions will be made in accordance with the schedule (for example, monthly, bimonthly [every other month], quarterly or yearly, but in no event more than monthly) selected by the investor. If a scheduled redemption day is a weekend day or a holiday, such redemption will be made on the next business day. When establishing a Systematic Withdrawal Plan, the Fund recommends that the investor reinvest in additional Fund shares all income dividends and capital gains distributions payable by the Fund. The investor may deposit additional Retail Shares of the Fund in his account at any time.

           Withdrawal payments cannot be considered as yield or income on the investor’s investment, since portions of each payment will normally consist of a return of capital. Depending on the size or the frequency of the disbursements requested, and the fluctuation in the value of the Fund’s portfolio, redemptions for the purpose of making such disbursements may reduce or even exhaust the investor’s account.

           The investor may vary the amount or frequency of withdrawal payments, temporarily discontinue them, or change the designated payee or payee’s address, by notifying U.S. Bancorp Fund Services, LLC in writing thirty (30) days prior to the next payment.

AUTOMATIC INVESTMENT PLAN AND TELEPHONE PURCHASES

           The Fund offers an automatic investment option pursuant to which money will be moved from a stockholder’s bank account to the stockholder’s Fund account on the schedule (for example, monthly, bimonthly [every other month], quarterly or yearly) the stockholder selects. The minimum transaction amount is $50.

           The Fund offers a telephone purchase option pursuant to which money will be moved from the stockholder’s bank account to the stockholder’s Fund account upon request. Only bank accounts held at domestic financial institutions that are Automated Clearing House (ACH) members can be used for telephone transactions. To have Fund shares purchased at the net asset value determined as of the close of regular trading on a given date, U.S. Bancorp Fund Services, LLC must receive the purchase order before the close of regular trading on such date. Most transfers are completed within 3 business days. The minimum amount that can be transferred by telephone is $100.

ALLOCATION OF PORTFOLIO BROKERAGE

           The Fund’s securities trading and brokerage policies and procedures are reviewed by and subject to the supervision of the Corporation’s Board of Directors. Decisions to buy and sell securities for the Fund are made by the Adviser subject to review by the Corporation’s Board of Directors. In placing purchase and sale orders for portfolio securities for the Fund, it is the policy of the Adviser to seek the best execution of orders at the most favorable price in light of the overall quality of brokerage and research services provided, as described in this and the following paragraphs. Many of these transactions involve payment of a brokerage commission by the Fund. In some cases, transactions are with firms who act as principals for their own accounts. In selecting brokers to effect portfolio transactions, the determination of what is expected to result in best execution at the most favorable price involves a number of largely judgmental considerations. Among these are the Adviser’s evaluation of the broker’s efficiency in executing and clearing transactions, block trading capability (including the broker’s willingness to position securities) and the broker’s reputation, financial strength and stability. The most favorable price to the Fund means the best net price without regard to the mix between purchase or sale price and commission, if any. Over-the-counter securities may be purchased and sold directly with principal market makers who retain the difference in their cost in the security and its selling price. In many instances, the Adviser feels that better prices are available from non-principal market makers who are paid commissions directly.

           The Adviser may allocate brokerage to Weeden & Co., L.P. (“Weeden”), an affiliated broker-dealer, but only if the Adviser reasonably believes the commission and transaction quality are comparable to that available from other qualified brokers. Weeden may receive revenue in the form of “liquidity rebates” which are payments from electronic communication networks (“ECNs”) where Fund trades are directed by Weeden for execution as an incentive for providing liquidity to the ECN. Steven C. Leuthold and other limited partners of the Adviser are limited partners in Weeden Investors, L.P. An affiliate of Weeden & Co., L.P., Weeden Investors, L.P., owns 22% of the voting securities of the Adviser. Under the 1940 Act, Weeden is prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Weeden, when acting as a broker for the Fund in any of its portfolio transactions executed on a securities exchange of which Weeden is a member, will act in accordance with the requirements of Section 11(a) of the Securities Exchange Act of 1934 and the rules of such exchanges.

           The Adviser provides market research to institutional clients for an agreed upon payment. Institutional research is also distributed through Weeden and other broker-dealers who may effect securities transactions for the Adviser’s clients. Weeden and the other broker-dealers typically provide the Adviser’s institutional research to their brokerage customers. Weeden and the other broker-dealers pay the Adviser a fee for the research that is based on the amount of the research purchased by the broker-dealer. In 2009, in excess of 75% of the institutional research sold by the Adviser was institutional research distributed by Weeden. A broker-dealer’s willingness to distribute institutional research is not a factor considered by the Adviser in determining which broker-dealers it selects to effect securities transactions for its clients, including the Fund.

           In allocating brokerage business for the Fund, the Adviser also takes into consideration the research, analytical, statistical and other information and services provided by the broker, such as general economic reports and information, reports or analyses of particular companies or industry groups, market timing and technical information, and the availability of the brokerage firm’s analysts for consultation. While the Adviser believes these services have substantial value, they are considered supplemental to the Adviser’s own efforts in the performance of its duties under the Advisory Agreement. Other clients of the Adviser may indirectly benefit from the availability of these services to the Adviser, and the Fund may indirectly benefit from services available to the Adviser as a result of transactions for other clients. The Advisory Agreement provides that the Adviser may cause the Fund to pay a broker which provides brokerage and research services to the Adviser a commission for effecting a securities transaction in excess of the amount another broker would have charged for effecting the transaction, if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of brokerage and research services provided by the executing broker viewed in terms of either the particular transaction or the Adviser’s overall responsibilities with respect to the Fund and the other accounts as to which the Adviser exercises investment discretion. Weeden will not receive higher commissions because of research services provided.

           As of the date of this Statement of Additional Information, the Fund had not yet commenced operations, and had not paid any brokerage commissions.

TAXES

           The Fund annually will endeavor to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it will be treated as a corporation for federal income tax purposes. As such the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Stockholders of the Fund would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. Distributions to stockholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

           Dividends from the Fund’s net investment income and distributions from the Fund’s net realized short-term capital gains are taxable to stockholders as ordinary income (although a portion of such dividends may be taxable to investors at the lower rate applicable to dividend income), whereas distributions from the Fund’s net realized long-term capital gains are taxable as long-term capital gain regardless of the stockholder’s holding period for the shares. Such dividends and distributions are taxable to stockholders whether received in cash or in additional shares. The 70% dividends-received deduction for corporations will apply to dividends from the Fund’s net investment income, subject to proportionate reductions if the aggregate dividends received by the Fund from domestic corporations in any year are less than 100% of the net investment company taxable income distributions made by the Fund. Gains on short sales generally are treated as short-term capital gains.

           Any dividend or capital gains distribution paid shortly after a purchase of Fund shares will have the effect of reducing the per share net asset value of such shares by the amount of the dividend or distribution. Furthermore, if the net asset value of Fund shares immediately after a dividend or distribution is less than the cost of such shares to the stockholder, the dividend or distribution will be taxable to the stockholder even though it results in a return of capital to him.

           Redemption of shares will generally result in a capital gain or loss for income tax purposes. Such capital gain or loss will be long term or short term, depending upon the holding period. However, if a loss is realized on shares held for six months or less, and the investor received a distribution of net long-term capital gains during that period, then such loss is treated as a long-term capital loss to the extent of the capital gain distribution received.

           The Fund may be required to withhold Federal income tax at a rate of 28% (“backup withholding”) from dividend payments and redemption proceeds if a stockholder fails to furnish the Fund with his social security or other tax identification number and certify under penalty of perjury that such number is correct and that such stockholder is not subject to backup withholding due to the underreporting of income. The certification form is included as part of the Purchase Application and should be completed when the account is opened.

           This section is not intended to be a complete discussion of present or proposed federal income tax laws and the effect of such laws on an investor. Investors are urged to consult with their respective tax advisers for a complete review of the tax ramifications of an investment in the Fund.

STOCKHOLDER MEETINGS

           The Maryland General Corporation Law permits registered investment companies, such as the Corporation, to operate without an annual meeting of stockholders under specified circumstances if an annual meeting is not required by the 1940 Act. The Corporation has adopted the appropriate provisions in its Bylaws and may, at its discretion, not hold an annual meeting in any year in which the election of directors is not required to be acted on by stockholders under the 1940 Act.

           The Corporation’s Bylaws also contain procedures for the removal of directors by its stockholders. At any meeting of stockholders, duly called and at which a quorum is present, the stockholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors.

           Upon the written request of the holders of shares entitled to not less than ten percent (10%) of all the votes entitled to be cast at such meeting, the Secretary of the Corporation shall promptly call a special meeting of stockholders for the purpose of voting upon the question of removal of any director. Whenever ten or more stockholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least one percent (1%) of the total outstanding shares, whichever is less, shall apply to the Corporation’s Secretary in writing, stating that they wish to communicate with other stockholders with a view to obtaining signatures to a request for a meeting as described above and accompanied by a form of communication and request which they wish to transmit, the Secretary shall within five business days after such application either: (1) afford to such applicants access to a list of the names and addresses of all stockholders as recorded on the books of the Corporation; or (2) inform such applicants as to the approximate number of stockholders of record and the approximate cost of mailing to them the proposed communication and form of request.

           If the Secretary elects to follow the course specified in clause (2) of the last sentence of the preceding paragraph, the Secretary, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all stockholders of record at their addresses as recorded on the books unless within five business days after such tender the Secretary shall mail to such applicants and file with the Securities and Exchange Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Board of Directors to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

           After opportunity for hearing upon the objections specified in the written statement so filed, the Securities and Exchange Commission may, and if demanded by the Board of Directors or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Securities and Exchange Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Securities and Exchange Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Secretary shall mail copies of such material to all stockholders with reasonable promptness after the entry of such order and the renewal of such tender.

CAPITAL STRUCTURE

           The Corporation’s Articles of Incorporation permit the Directors to issue 3,500,000,000 shares of common stock, with a $.0001 par value. The Board of Directors has the power to designate one or more classes (“series”) of shares of common stock and to classify or reclassify any unissued shares with respect to such series. Currently the Corporation is offering nine series, the Leuthold Global Industries Fund, the Leuthold Global Fund, the Leuthold Asset Allocation Fund, the Leuthold Undervalued & Unloved Fund, the Grizzly Short Fund, the Leuthold Core Investment Fund, the Leuthold Select Industries Fund, the Leuthold Global Clean Technology Fund and the Leuthold Hedged Equity Fund. The Leuthold Global Industries Fund, the Leuthold Global Fund, the Leuthold Asset Allocation Fund, the Leuthold Core Investment Fund, the Leuthold Global Clean Technology Fund and the Leuthold Hedged Equity Fund offer two classes of shares, Retail Shares and Institutional Shares.

           The shares of the Fund are fully paid and non-assessable; have no preference as to conversion, exchange, dividends, retirement or other features; and have no preemptive rights. Such shares have non-cumulative voting rights, meaning that the holders of more than 50% of the shares voting for the election of Directors can elect 100% of the Directors if they so choose. Generally shares are voted in the aggregate and not by the Fund, except where class voting rights by Fund is required by Maryland law or the 1940 Act.

           The shares of the Fund have the same preferences, limitations and rights, except that all consideration received from the sale of shares of the Fund, together with all income, earnings, profits and proceeds thereof, belong to the Fund and are charged with the liabilities in respect of the Fund and of the Fund’s share of the general liabilities of the Corporation in the proportion that the total net assets of the Fund bears to the total net assets of all of the Fund. However the

Board of Directors of the Corporation may, in its discretion direct that any one or more general liabilities of the Corporation be allocated among the Leuthold Fund Family on a different basis. The net asset value per share of the Fund is based on the assets belonging to the Fund less the liabilities charged to the Fund, and dividends are paid on shares of the Fund only out of lawfully available assets belonging to the Fund. In the event of liquidation or dissolution of the Corporation, the shareholders of the Fund will be entitled, out of the assets of the Corporation available for distribution, to the assets belonging to the Fund.

           The Retail Shares and Institutional Shares represent an interest in the same assets of the Leuthold Global Industries Fund, the Leuthold Global Fund, the Leuthold Asset Allocation Fund, the Leuthold Core Investment Fund, the Leuthold Global Clean Technology Fund or the Leuthold Hedged Equity Fund, as the case may be, have the same rights and are identical in all material respects except that (1) Retail Shares of the Leuthold Global Industries Fund, the Leuthold Global Fund, the Leuthold Asset Allocation Fund, the Leuthold Global Clean Technology Fund and the Leuthold Hedged Equity Fund bear distribution (12b-1) fees and Institutional Shares are not subject to such fees; (2) Retail Shares of the Leuthold Core Investment Fund bear annual service fees and Institutional Shares are not subject to such fees; (3) Institutional Shares are available only to shareholders who invest directly in the Leuthold Global Industries Fund, the Leuthold Global Fund, the Leuthold Asset Allocation Fund, the Leuthold Core Investment Fund, the Leuthold Global Clean Technology Fund or the Leuthold Hedged Equity Fund, as the case may be, or who invest through a broker-dealer, financial institution or servicing agent that does not receive a service fee from the Leuthold Global Industries Fund, the Leuthold Global Fund, the Leuthold Asset Allocation Fund, the Leuthold Core Investment Fund, the Leuthold Global Clean Technology Fund or the Leuthold Hedged Equity Fund, as the case may be, or the Adviser; and (4) that the Board of Directors may elect to have certain expenses specific to the Retail Shares or Institutional Shares be borne solely by the Class to which such expenses are attributable, but any expenses not specifically allocated to the Retail Shares or Institutional Shares shall be allocated to each such Class on the basis of the net asset value of that Class in relation to the net asset value of the Leuthold Global Industries Fund, the Leuthold Global Fund, the Leuthold Asset Allocation Fund, the Leuthold Core Investment Fund, the Leuthold Global Clean Technology Fund or the Leuthold Hedged Equity Fund, as the case may be.

DESCRIPTION OF SECURITIES RATINGS

           The Fund (or a registered investment company in which the Fund invests) may invest in bonds and debentures assigned ratings of either Standard & Poor’s Corporation (“Standard & Poor’s”) or Moody’s Investors Service, Inc. (“Moody’s”). As also set forth below, the Fund may invest in commercial paper and commercial paper master notes rated by Standard & Poor’s or Moody’s. A brief description of the ratings symbols and their meanings follows.

           Standard & Poor’s Debt Ratings. A Standard & Poor’s corporate or municipal debt rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation. It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation.

           The debt rating is not a recommendation to purchase, sell or hold a security, inasmuch as it does not comment as to market price or suitability for a particular investor.

           The ratings are based on current information furnished by the issuer or obtained by Standard & Poor’s from other sources it considers reliable. Standard & Poor’s does not perform any audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other circumstances.

The ratings are based, in varying degrees, on the following considerations:

I.	Likelihood of default - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

II.	Nature of and provisions of the obligation;

III.

Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

           The issue ratings definitions are expressed in terms of default risk. As such they pertain to senior obligations of such entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy.

           AAA - Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

           AA - Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

           A - Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in the higher rated categories.

           BBB - Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debts in this category than in higher rated categories.

           BB, B, CCC, CC, C - Debt rated BB, B, CCC, CC and C is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

           Moody’s Bond Ratings.

           Moody’s ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed.

           Aaa - Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edged.” Interest payments are protected by a large, or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

           Aa - Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

           A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

           Baa - Bonds which are rated Baa are considered to be medium-grade obligations (namely, they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

           Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

           B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

           Caa - Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

           Ca - Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

           C - Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

           Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa to B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

           Standard & Poor’s Commercial Paper Ratings. A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. Ratings are graded into several categories, ranging from A-1 for the highest quality obligations to D for the lowest. The categories rated A-3 or higher are as follows:

           A-1. This highest category indicates that the degree of safety regarding timely payment is strong. Those issuers determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

           A-2. Capacity for timely payment on issues with this designation is satisfactory. However the relative degree of safety is not as high as for issuers designed “A-1”.

           A-3. Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designation.

           Moody’s Short-Term Debt Ratings. Moody’s short-term debt ratings are opinions of the ability of issuers to repay punctually senior debt obligations which have an original maturity not exceeding one year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

           Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

           Prime-1. Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

           Prime-2. Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

           Prime-3. Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

           Ernst & Young LLP, 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, serves as the independent registered public accounting firm for the Fund.

PART C

OTHER INFORMATION

Item 28	Exhibits

(a)(i)	Registrant’s Articles of Incorporation (1)

(a)(ii)	Articles Supplementary (2)

(a)(iii)	Articles Supplementary (2)

(a)(iv)	Articles Supplementary (6)

(a)(v)	Articles Supplementary (7)

(a)(vi)	Articles Supplementary (8)

(a)(vii)	Articles Supplementary (10)

(a)(viii)	Articles Supplementary (1)

(a)(ix)	Articles Supplementary (12)

(a)(x)	Articles Supplementary (13)

(a)(xi)	Form of Articles Supplementary

(b)	Registrant’s Bylaws (1)

(c)	None

(d)(i)	Investment Advisory Agreement (Leuthold Core Investment Fund) (1)

(d)(ii)	Investment Advisory Agreement (Leuthold Asset Allocation Fund) (7)

(d)(iii)	Investment Advisory Agreement (Leuthold Global Fund) (11)

(d)(iv)	Investment Advisory Agreement (Leuthold Select Industries Fund) (4)

(d)(v)	Investment Advisory Agreement (Leuthold Undervalued and Unloved Fund) (8)

(d)(vi)	Investment Advisory Agreement (Leuthold Global Clean Technology Fund) (13)

(d)(vii)	Investment Advisory Agreement (Leuthold Hedged Equity Fund) (13)

(d)(viii)	Investment Advisory Agreement (Grizzly Short Fund) (2)

(d)(ix)	Form of Investment Advisory Agreement (Leuthold Global Industries Fund)

(e)	None

(f)	None

(g)	Custody Agreement with U.S. Bank National Association (4)

(h)(i)	Fund Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC (4)

(h)(ii)	Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC (4)

(h)(iii)	Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC (4)

(h)(iv)	Service Plan for Leuthold Select Industries Fund and Grizzly Short Fund (2)

(h)(v)	Service Plan for Leuthold Core Investment Fund (3)

(i)	Opinion of Foley & Lardner LLP [to be filed by amendment]

(j)	None

(k)	None

(l)	Subscription Agreement (1)

(m)(i)	Service and Distribution Plan for Leuthold Asset Allocation Fund (7)

(m)(ii)	Service and Distribution Plan for Leuthold Undervalued and Unloved Fund (8)

(m)(iii)	Service and Distribution Plan for Leuthold Global Fund (11)

(m)(iv)	Service and Distribution Plan for Leuthold Global Clean Technology Fund (13)

(m)(v)	Service and Distribution Plan for Leuthold Hedged Equity Fund (13)

(m)(vi)	Form of Service and Distribution Plan for Leuthold Global Industries Fund

(n)	Form of Amended and Restated Rule 18f-3 Multi-Class Plan

(p)	Code of Ethics of Leuthold Funds, Inc. and Leuthold Weeden Capital Management, LLC (5)

(1)

Previously filed as an exhibit to Post-Effective Amendment No. 3 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 3 was filed on January 23, 1998 and its accession number is 0000897069-98-000011.

(2)

Previously filed as an exhibit to Post-Effective Amendment No. 6 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 6 was filed on March 31, 2000 and its accession number is 0000897069-00-000206.

(3)

Previously filed as an exhibit to Post-Effective Amendment No. 9 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 9 was filed on January 31, 2002 and its accession number is 0000897069-02-000061.

(4)

Previously filed as an exhibit to Post-Effective Amendment No. 12 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 12 was filed on February 19, 2004 and its accession number is 0000897069-04-000430.

(5)

Previously filed as an exhibit to Post-Effective Amendment No. 15 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 15 was filed on November 30, 2005 and its accession number is 0000897069-05-002824.

(6)

Previously filed as an exhibit to Post-Effective Amendment No. 16 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 16 was filed on January 30, 2006 and its accession number is 0000897069-06-000222.

(7)

Previously filed as an exhibit to Post-Effective Amendment No. 18 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 18 was filed on May 19, 2006 and its accession number is 0000897069-06-001366.

(8)

Previously filed as an exhibit to Post-Effective Amendment No. 20 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 20 was filed on November 13, 2006 and its accession number is 0000897069-06-002390.

(9)

Previously filed as an exhibit to Post-Effective Amendment No. 21 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 21 was filed on December 1, 2006 and its accession number is 0000897069-06-002504.

(10)

Previously filed as an exhibit to Post-Effective Amendment No. 22 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 22 was filed on January 30, 2007 and its accession number is 0000897069-07-000221.

(11)

Previously filed as an exhibit to Post-Effective Amendment No. 24 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 24 was filed on November 16, 2007 and its accession number is 0000897069-07-002059.

(12)

Previously filed as an exhibit to Post-Effective Amendment No. 25 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 25 was filed on January 31, 2008 and its accession number is 0000897069-08-000193.

(13)

Previously filed as an exhibit to Post-Effective Amendment No. 28 to the Registration Statement and incorporated by reference thereto. Post-Effective Amendment No. 28 was filed on November 30, 2009 and its accession number is 0000897101-09-002462.

Item 29	Persons Controlled by or under Common Control with Registrant

                        Registrant is not controlled by any person. Registrant neither controls any person nor is under common control with any other person.

Item 30	Indemnification

                        Pursuant to the authority of the Maryland General Corporation Law, particularly Section 2-418 thereof, Registrant’s Board of Directors has adopted the following bylaw which is in full force and effect and has not been modified or cancelled:

Article VII

GENERAL PROVISIONS

Section 7.	Indemnification.

                        A.      The Corporation shall indemnify all of its corporate representatives against expenses, including attorneys fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by them in connection with the defense of any action, suit or proceeding, or threat or claim of such action, suit or proceeding, whether civil, criminal, administrative, or legislative, no matter by whom brought, or in any appeal in which they or any of them are made parties or a party by reason of being or having been a corporate representative, if the corporate representative acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation and with respect to any criminal proceeding, if he had no reasonable cause to believe his conduct was unlawful provided that the corporation shall not indemnify corporate representatives in relation to matters as to which any such corporate representative shall be adjudged in such action, suit or proceeding to be liable for gross negligence, willful misfeasance, bad faith, reckless disregard of the duties and obligations involved in the conduct of his office, or when indemnification is otherwise not permitted by the Maryland General Corporation Law.

                        B.     In the absence of an adjudication which expressly absolves the corporate representative, or in the event of a settlement, each corporate representative shall be indemnified hereunder only if there has been a reasonable determination based on a review of the facts that indemnification of the corporate representative is proper because he has met the applicable standard of conduct set forth in paragraph A. Such determination shall be made: (i) by the board of directors, by a majority vote of a quorum which consists of directors who were not parties to the action, suit or proceeding, or if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors, not, at the time, parties to the action, suit or proceeding and who were duly designated to act in the matter by the full board in which the designated directors who are parties to the action, suit or proceeding may participate; or (ii) by special legal counsel selected by the board of directors or a committee of the board by vote as set forth in (i) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which directors who are parties to the action, suit or proceeding may participate.

                        C.     The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall create a rebuttable presumption that the person was guilty of willful misfeasance, bad faith, gross negligence or reckless disregard to the duties and obligations involved in the conduct of his or her office, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his or her conduct was unlawful.

                        D.     Expenses, including attorneys’ fees, incurred in the preparation of and/or presentation of the defense of a civil or criminal action, suit or proceeding may be paid by the corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 2-418(F) of the Maryland General Corporation Law upon receipt of: (i) an undertaking by or on behalf of the corporate representative to repay such amount unless it shall ultimately be determined that he or she is entitled to be indemnified by the corporation as authorized in this bylaw; and (ii) a written affirmation by the corporate representative of the corporate representative’s good faith belief that the standard of conduct necessary for indemnification by the corporation has been met.

                        E.     The indemnification provided by this bylaw shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these bylaws, any agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his or her official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person subject to the limitations imposed from time to time by the Investment Company Act of 1940, as amended.

                        F.     This corporation shall have power to purchase and maintain insurance on behalf of any corporate representative against any liability asserted against him or her and incurred by him or her in such capacity or arising out of his or her status as such, whether or not the corporation would have the power to indemnify him or her against such liability under this bylaw provided that no insurance may be purchased or maintained to protect any corporate representative against liability for gross negligence, willful misfeasance, bad faith or reckless disregard of the duties and obligations involved in the conduct of his or her office.

                        G.     “Corporate Representative” means an individual who is or was a director, officer, agent or employee of the corporation or who serves or served another corporation, partnership, joint venture, trust or other enterprise in one of these capacities at the request of the corporation and who, by reason of his or her position, is, was, or is threatened to be made, a party to a proceeding described herein.

                        Insofar as indemnification for and with respect to liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person or Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31	Business and Other Connections of Investment Adviser

                         Incorporated by reference to the Statement of Additional Information pursuant to Rule 411 under the Securities Act of 1933.

Item 32	Principal Underwriters

                         Not Applicable.

Item 33	Location of Accounts and Records

                         The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the physical possession of Registrant and Registrant’s Administrator as follows: the documents required to be maintained by paragraphs (5), (6), (7), (10) and (11) of Rule 31a-1(b) will be maintained by the Registrant at 33 South Sixth Street, Suite 4600, Minneapolis, Minnesota; and all other records will be maintained by the Registrant’s Administrator, U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin.

Item 34	Management Services

                         All management-related service contracts entered into by Registrant are discussed in Parts A and B of this Registration Statement.

Item 35	Undertakings

                         Registrant undertakes to furnish each person to whom a prospectus is delivered a copy of Registrant’s latest annual report to shareholders, upon request and without charge.

SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Amended Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 25th day of February, 2010.

LEUTHOLD FUNDS, INC.
(Registrant)

By:	/s/ Steven C. Leuthold
Steven C. Leuthold, President

          Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Name	Title	Date

/s/ Steven C. Leuthold	President (Principal Executive Officer) and a Director
Steven C. Leuthold		February 25, 2010

/s/ Holly J. Weiss	Secretary and Treasurer (Principal Financial and Accounting Officer)
Holly J. Weiss		February 25,2010

/s/ Lawrence L. Horsch	Director
Lawrence L. Horsch		February 25, 2010

/s/ Paul M. Kelnberger	Director
Paul M. Kelnberger		February 25, 2010

/s/ John C. Mueller	Director
John C. Mueller		February 25, 2010

/s/ Addison L. Piper	Director
Addison L. Piper		February 25, 2010

Signature Page

EXHIBIT INDEX

Exhibit No.	Description

(a)(i)	Registrant’s Articles of Incorporation*

(a)(ii)	Articles Supplementary*

(a)(iii)	Articles Supplementary*

(a)(iv)	Articles Supplementary*

(a)(v)	Articles Supplementary*

(a)(vi)	Articles Supplementary*

(a)(vii)	Articles Supplementary*

(a)(viii)	Articles Supplementary*

(a)(ix)	Articles Supplementary*

(a)(x)	Articles Supplementary*

(a)(xi)	Form of Articles Supplementary

(b)	Registrant’s Bylaws*

(c)	None

(d)(i)	Investment Advisory Agreement (Leuthold Core Investment Fund)*

(d)(ii)	Investment Advisory Agreement (Leuthold Asset Allocation Fund)*

(d)(iii)	Investment Advisory Agreement (Leuthold Global Fund)*

(d)(iv)	Investment Advisory Agreement (Leuthold Select Industries Fund)*

(d)(v)	Investment Advisory Agreement (Leuthold Undervalued and Unloved Fund)*

(d)(vi)	Investment Advisory Agreement (Leuthold Global Clean Technology Fund)*

(d)(vii)	Investment Advisory Agreement (Leuthold Hedged Equity Fund)*

Exhibit No.	Description

(d)(viii)	Investment Advisory Agreement (Grizzly Short Fund)*

(d)(ix)	Form of Investment Advisory Agreement (Leuthold Global Industries Fund)

(e)	None

(f)	None

(g)	Custody Agreement with U.S. Bank National Association*

(h)(i)	Fund Administration Servicing Agreement with U.S. Bancorp Fund Services, LLC*

(h)(ii)	Transfer Agent Servicing Agreement with U.S. Bancorp Fund Services, LLC*

(h)(iii)	Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC*

(h)(iv)	Service Plan for Leuthold Select Industries Fund and Grizzly Short Fund*

(h)(v)	Service Plan for Leuthold Core Investment Fund*

(i)	Opinion of Foley & Lardner LLP [to be filed by amendment]

(j)	None

(k)	None

(l)	Subscription Agreement*

(m)(i)	Service and Distribution Plan for Leuthold Asset Allocation Fund*

(m)(ii)	Service and Distribution Plan for Leuthold Undervalued and Unloved Fund*

(m)(iii)	Service and Distribution Plan for Leuthold Global Fund*

(m)(iv)	Service and Distribution Plan for Leuthold Global Clean Technology Fund*

(m)(v)	Service and Distribution Plan for Leuthold Hedged Equity Fund*

Exhibit No.	Description

(m)(vi)	Form of Service and Distribution Plan for Leuthold Global Industries Fund

(n)	Form of Amended and Restated Rule 18f-3 Multi-Class Plan

(p)	Code of Ethics of Leuthold Funds, Inc. and Leuthold Weeden Capital Management, LLC*

*Filed previously.